UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

SCM Trust
(Exact name of registrant as specified in charter)

1050 17th Street, Suite 1710
Denver, CO 80265
 (Address of principal executive offices) (Zip code)

Stephen C. Rogers
1050 17th Street, Suite 1710
Denver, CO 80265
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS

ANNUAL REPORT

December 31, 2017

Shelton Greater China Fund
Shelton BDC Income Fund
Shelton Real Estate Income Fund
Shelton Tactical Credit Fund
Shelton International Select Equity Fund

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of The SCM Trust which contains information about the management fee and other costs. Investments in shares of The SCM Trust are neither insured nor guaranteed by the U.S. Government.

Table of Contents	December 31, 2017

Historical Performance and Manager’s Discussion	2
About Your Fund's Expenses	13
Top Holdings and Sector Breakdown	15
Portfolio of Investments	17
Statements of Assets & Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	27
Financial Highlights	35
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	50
Additional Information	50
Board of Trustees and Executive Officers	51

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2017

Shelton Greater China Fund

Since 2009, Shelton International Equity team has been investing together using rigorous, bottom-up, fundamental stock selection to seek to deliver attractive risk-adjusted returns for our investors, and we are excited to be taking over as managers of the Shelton Greater China Fund (“The Fund”, sym: SGCFX).

Market Overview

For the full year of 2017, The Fund delivered strong returns of +34.85%, but trailed the benchmark MSCI Golden Dragon Index return of +43.79%. Overall, it was a very strong year for investors.

Among the many developments in the country in 2017, China’s Communist Party held its 19th National Congress meeting in October. President Xi effectively consolidated power after becoming only the fourth “core” leader in modern Chinese history. Many important issues were addressed at this twice-a-decade meeting including various social issues, widespread corruption, foreign access to local markets, and how the country may deal with its high level of indebtedness. Although details were lacking in the public remarks, it does appear that officials will not repeat their pledge to double GDP and per capita income after 2020 as they did for the 10 years starting from 2010. Over the longer-term this will help the country combat its need to hit unrealistically high annual growth targets fueled by excess credit growth. It is this credit growth that prompted both S&P and Moody’s to downgrade the country’s credit rating in 2017.

Additional positive developments were President Xi’s desire to open the country up to foreign investors, a continuation of the closure of excess capacity in various industries, and eradicating dangerous speculation in the real estate market. Balancing out these more ‘open-market’ reforms were a continued strong commitment to overseeing some of the overall economy through reforming state-owned enterprises and preventing loss of state assets. Also promised was the “development of a mixed-ownership economy and the cultivation of globally competitive world class firms,” according to officials.

In terms of market developments, technology was the standout sector in 2017. Tencent and Alibaba became the sixth and eighth largest companies in the world with total returns in 2017 of 114% and 96% respectively. These two companies together now make up approximately 18% of the MSCI Golden Dragon Index and 75% of the technology sector weighting. Consumer discretionary and healthcare also largely outperformed in 2017. Among the biggest underperforming sectors were telecom, industrials, and energy.

The Chinese market continues to evolve. The tightly controlled and closed nature of the internet in China has led to the creation of a few champions without outside interference from either the government or foreign competition. Meanwhile the state-owned enterprises continue to suck value (and capital) out of the market as the government struggles with how to restructure these companies.

Overall, despite the many challenges, we are encouraged with the latest reforms announced by the central government and continue to be optimistic about the growth prospects for the Chinese market over the long-term.

Performance Review

The Shelton Greater China Fund returned +34.85% for the year ending December 31, 2017.

The Top Contributors and Detractors

Largest Contributors	Total Return (%)	Contribution (%)
Kingboard Chemical Holdings Limited	87.33	1.31
Sunny Optical	215.90	1.08
China Taiping Insurance Holdings	82.54	0.59
Tencent Holdings Ltd.	112.75	0.48
Haier Electronics Group Co., Ltd.	75.43	0.47

Largest Detractors	Total Return (%)	Contribution (%)
Tianneng Power International Ltd.	-2.76	-0.53
Chunghwa Telecom Co., Ltd.	18.50	-0.61
Ping An Insurance (Group) Company	2.17	-0.89
China State Construction Intl Holdings Ltd.	-3.84	-1.86
Alibaba Group Holdings Ltd. ADR	0.40	-2.76

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2017

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Average Annual Total Returns
for years ended 12/31/17

Fund/Benchmark	One Year	Since 6/11/2011 (Annualized)	Five Year (Annualized)*	Ten Year (Annualized)*
Shelton Greater China Fund	34.85%	3.54%	7.20%	2.31%
MSCI Golden Dragon Index	43.79%	3.67%	10.07%	4.34%

*
The Fund’s investment objective and investment advisor have changed. See Note 1 of the Notes to Financial Statements for more information about the change in investment objective and see Note 3 of the Notes to Financial Statements for more information about the change in investment advisor. On June 11, 2011, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2017

Shelton BDC Income Fund

The Shelton BDC Income Fund (the “Fund”, sym: LOANX/LOAIX) focuses its investments in securities of Business Development Companies (“BDCs”) including common stock, preferred stock, convertible bonds and other debt. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in BDC related securities. The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

For the one-year period ending December 31, 2017, the Fund’s Investor Class provided a 3.73% total return to shareholders, while the Fund’s Institutional Class provided a 3.94% total return to shareholders. The Fund’s benchmark, the Wells Fargo BDC Index (sym: WFBDC), returned 0.09% for the same period. At period-end, 100% of the Fund’s investments were in U.S. domiciled securities. The breakdown of the portfolio was 82.89% listed BDCs, 0.36% Specialty Finance, 3.77% BDC Preferred and 9.52% cash.

BDCs rallied through the first few months of 2017, along with financials in an environment of likely fiscal stimulus and deregulation, and an improved business environment for middle market companies in particular. As the Fed Funds rate rose to 1% in March and then to 1.25% in June, investors began to pull money from BDCs as the yield advantage of BDCs (yielding 8-10%) over Treasuries diminished and the case for further rate hikes strengthened. In the second half of 2017, BDCs went sideways while the broader market, including financials, continued to march upward. This, we believe, is also primarily attributed to rising Treasury yields rendering BDC spreads less competitive.

From a fundamental standpoint, credit losses were higher than expected for the year which was troublesome given the strong economic growth the US experienced in 2017. We believe this underlines the importance of assessing BDC management teams and being selective in the space.

Looking ahead, despite the recent underperformance of BDCs, Shelton Capital Management is optimistic about specific types of BDC portfolios. Asset price levels have increased the risk/reward attractiveness and we believe the pricing of mid-market assets has significant room to run. In this environment, Shelton Capital Management looks for management teams well placed to generate attractive rates of return through organic investments.

There are a few legislative issues which may affect BDCs going forward. First, the impact of lower corporate tax rates should be positive, albeit limited in the BDC space. Because BDCs qualify as regulated investment companies, they are not subject to corporate-level taxes and thus are not directly impacted. However, the companies which BDCs lend to are likely to benefit from lower taxes, which should improve loan to value and credit metrics in BDC loan portfolios.

Finally, expectations in the market about the removal of the current Acquired Fund Fees and Expenses (AFFE) disclosure seem to be well-founded. This SEC requirement, passed in January 2007, requires a fund-of-funds’ prospectus to include the operating expenses of the underlying funds and has had the unintended consequence of making BDCs ineligible for indices such as the Russell 2000 and S&P 500. A potential overturn of the rule may be a large technical positive and expand institutional ownership for larger BDCs.

We thank you for your investment and the confidence you have placed in the Shelton BDC Income Fund.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2017

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/17

Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton BDC Income Fund	3.94%	N/A	N/A	3.52%
Wells Fargo BDC Index	0.09%	N/A	N/A	3.61%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/17

Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton BDC Income Fund	3.73%	N/A	N/A	3.65%
Wells Fargo BDC Index	0.09%	N/A	N/A	3.61%

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2017

Shelton Real Estate Income Fund

The Shelton Real Estate Income Fund (“The Fund”, sym: RENTX/RENIX) focuses its investments in real estate securities, including securities issued by real estate investment trusts (REITs). Under normal market conditions, at least 80% of its net assets will be invested in income producing real estate common equity, preferred equity and debt securities. The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

For the one-year period ending December 31, 2017, the Fund’s Investor Class provided a 3.72% total return to shareholders, while the Fund’s Institutional Class provided a 3.98% total return to shareholders. These results lagged the broader REIT market (as defined by the S&P U.S. REIT Index) which produced a total return of 4.3%. During the same time, the bond market (as defined by the Bloomberg/Barclays US Aggregate Bond Index) produced a 7.5% total return. The Fund had near full exposure to the U.S. stock market as of December 31, 2017, with a cash position at year-end of 4.4%.

2017 was a year of characterized by volatility within the REIT market, driven early on in our opinion, by increasing risk-on sentiment stoked by fiscal stimulus and tax reform speculation, equity market momentum and exuberance, historically accommodative global central bank monetary policy, and relatively low inflation prospects. By the end of February 2017, the REIT market surged over 4%. However, through the first 10 days of March 2017, the S&P US REIT Index contracted by over 6.5%, erasing all of its year-to-date gains. Subsequently throughout 2017, the REIT market experienced seven additional periods whereby the S&P US REIT Index expanded or contracted by more than 4%. While The Fund also exhibited volatility in 2017, the magnitude relative to the S&P US REIT Index was significantly less, oscillating at a more subdued and generally upward trend. By the end of September 2017, the Fund’s Investor Share Class had returned 3.9%, while our Investor Share Class had returned 4.1%, both in line with the S&P US REIT Index which returned 3.9%. However, starting in October 2017, the Fund began to move into a more defensive position, similar in timing and magnitude to 2016. Throughout October 2017, the Fund raised as much as 8% in cash. In early November, management decided to raise additional cash, taking advantage of robust outperformance by the Fund’s ex-U.S. positions. Because of these decisions, the Fund held almost 14% cash by mid-November. Unfortunately, the broader REIT market staged a significant rally throughout the first two weeks of November 2017, rising by as much as 3.7%. During the same period, the Fund was also exposed to a few preferred REIT equity positions, which suffered disproportionately as interest rates and risk-on sentiment surged through the remainder of 2017. As a result, the Fund underperformed the S&P US REIT index by over 200 basis points during November and December 2017, which was the main culprit of our underperformance in 2017.

Moving forward, Shelton Capital Management remains optimistic about REIT valuations. We feel that commercial real estate fundamentals, while decelerating, remain sound. Supply across most sectors and markets remains disciplined, and even those sectors/markets with heightened supply levels, are expecting absorption to increase by mid-year 2018. Economic growth remains steady, extending a 9-year-old bull market, which is also supported by late-cycle fiscal stimulus here in the US, a solid job market and robust consumer sentiment and retail sales. In addition, modern-day REITs continue to provide investors with professional management, institutional asset quality, strong balance sheets and an increasing palette of property sectors to choose from. Investors are no longer constrained to traditional property types, but can now allocate among prisons, farmland/timber, single family homes, infrastructure, movie theaters, data centers and cellular towers. This expanding universe of emerging real estate property types may change the narrative describing real estate cycles, which has been traditionally focused solely on supply/demand. New and evolving real estate sectors have different fundamental demand drivers, which may result in lower correlations and provide an increasing opportunity set from which REIT investors can choose. For example, while Amazon has disrupted retailing channels and negatively impacted the shopping center and mall real estate sectors, emerging beneficiaries from this disruption include industrial real estate, data centers and cell towers. More distribution centers are needed to meet the logistic demands stemming from a growing service sector and e-commerce economy. In addition, given the rapid growth in cloud computing, 5G, and emerging trends in virtual reality and artificial intelligence, demand for data centers and cell towers is surging. Also, advances in medicine and biotechnology are helping to increase demand for outpatient medical facilities, life science campuses and even emergency-care facilities, which can now be found in your local shopping center. Baby Boomers, GenX, Millennials and GenZ are also each impacting real estate fundamentals in different ways. Boomers are living longer, increasing the need for senior housing and assisted living facilities in both rural and urban metros. The Millennial and GenZ cohorts are renting apartments longer and delaying home purchases, either due to affordability constraints or mobility preferences. At the same time, younger empty-nesters are migrating back into cities and renting. Finally, urbanization preferences among the GenX cohort is causing employers to relocate their headquarters into cities, creating more live, work and play communities. This not only helps office and multifamily absorption, but supports retail demand as well. Lastly, aging global demographics continue to drive the search for yield, providing a demand tailwind for both direct real estate.

However, risks remain to both fundamentals and sentiment. Volatility may return to equity markets reminding investors to take stock of their own risk tolerance. On balance however, we believe real estate related securities may continue provide a compelling investment opportunity as well as risk mitigating component to an investor’s portfolio as we move through 2018.

We thank you for your support and the confidence you have placed in the Shelton Real Estate Income Fund.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2017

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/17

Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton Real Estate Income Fund	3.98%	N/A	N/A	7.24%
S&P US REIT Index	4.33%	N/A	N/A	8.08%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/17

Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Shelton Real Estate Income Fund	3.72%	N/A	N/A	7.03%
S&P US REIT Index	4.33%	N/A	N/A	8.08%

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2017

Shelton Tactical Credit Fund

We are pleased to write the third full year shareholder letter for the Shelton Tactical Credit Fund (“the Fund”, sym: DEBTX/DEBIX) which launched in December 2014. The Fund’s investment objective is to seek current income and capital appreciation. We seek to achieve this objective using related credit assets on both the long and short side to generate an attractive rate of return and reduce risk. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured liabilities down through subordinated, equity-linked securities. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit-based fund. The Fund has changed its fiscal year end to December 31.

Market Review

●
High-yield bond prices were higher during April and May as favorable backdrops for rates, stocks, and a light new-issue calendar outweighed resurfacing oil price volatility and a multi-year low for yields. Also supportive for returns across fixed income, the 10 year US Treasury yields reached 2.20%, 40bp below the high in mid-March. Meanwhile, stocks regained record-high levels with a solid 1Q earnings season and expectations for US tax reform supporting valuations.

●
High-yield remained strong throughout the summer, staggering briefly in August due to concerns related to tensions with North Korea only to rally into September and October supported by the strong stock market, rallying energy bonds and optimism surrounding the U.S. tax reform plan.

●
In November, high-yield bond prices endured a sharp downdraft and eventual recovery amid sector specific based selling and heavy retail withdrawals. High yield finished the year quietly, rallying slightly in the final week of the year.

●	In 2017, CCC-rated bonds outperformed higher-rated credits for a second consecutive year in 2017.

●	After three years of consecutive declines, primary market activity increased in 2017, with a volume of $322 billion.

●	Defaults were down 46% by volume vs 2016.

Portfolio Commentary

The Fund’s investor class gained 3.34% and the insititutional class gained 3.65% for the fiscal year ending December 31, 2017, versus the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 3.54% during this period. For the fiscal year ending April 30, 2017, the Fund’s Investor Class gained 9.36% and the Institutional Class gained 9.56%.

Given the strong end of year performance in 2016, our belief was that the risk-reward proposition slowly moved from positive to negative on both the long and short side. Prices had little upside, shorts became too expensive and fundamentals did not justify taking significant positions either way. We compensated for this by positioning the portfolio to capture strong cash flows while avoiding directional bets on general movements in security prices. If volatility were to pick up dramatically at some point, we were ready to tactically adjust positioning if needed while avoiding initial losses and maintaining stable and attractive cash flows.

To be clear, 2017 was marked by complacency and listlessness. The key to managing a portfolio of leveraged credits was mitigating losses and owning attractively priced securities over the course of the year. Specifically, avoiding major pitfalls in sectors such as Retail, Telecommunications, and Consumer Products was a key to providing positive performance. While these headwinds persisted, we continued to focus on risk management, owning credits that we know well and not chasing performance for the sake of excess returns. Our belief is managing a consistent portfolio from a long-run perspective is the correct course of action, and we will continue to invest based on this viewpoint. While we believe there has been an overreaction to a certain extent, any large selloff will likely provide us with significant opportunities given positive fundamentals and the overall positive macro backdrop.

With this strategy in mind, the Fund owned shorter duration, high coupon bonds with an emphasis on companies with tangible assets and high relative cash flows. The top industry concentrations for the Fund were Industrials, Services, Telecom, and Technology. The Fund continues to avoid Oil, Oil Service, Commodity, Financials, and Real Estate sectors. We were active in the new issue market, incorporating several first-time issuers from the slow post-summer calendar into our core holdings. The relative smoothness of returns was the result of an eye toward more liquid investments and the ability to tactically re-allocate capital subsequent to the March lows.

We believe the assumption that all fixed income assets will be hurt with rising rates is a flawed one. We believe the probability of a spike in rates is low, and that a more likely scenario is one in which rates are range-bound and trend higher over a protracted timeframe as we have begun to see. However, should interest rates rise rapidly, we embrace the opportunity to deploy cash tactically as we have multiple times before. The Fund will look to invest in corporations where credit improvement will likely occur regardless of rates, owning shorter duration and less interest rate-sensitive bonds.

If rates move higher, we expect to become more active on the short side of the ledger, most likely in investment grade which we find to be attractively priced and an effective hedge against interest rates.

In an environment that can change on a dime, we believe portfolio construction that includes active hedging, tactical investing, and relative liquidity will be paramount. Keeping an “ear to the ground” will be as important as ever. The strategy of simply “owning the market” will not work. We believe passive investing will underperform a more active approach. The foundation of portfolio construction in uncertain times must be predicated on capital preservation and one which includes a wide set of investment tools. Delivering attractive risk adjusted returns will necessitate aggressive hedging, tactical re-allocation between asset classes, a laser focus on liquidity and the flexibility to change investment direction quickly. In our view, a strategic approach which marries top-down investing with bottom up asset selection will more effectively deliver returns that are less volatile and less subject to the weekly whims of the markets and central banks.

We thank you for your support and the confidence you have placed in the Shelton Tactical Credit Fund.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2017

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/17

Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton Tactical Credit Fund	3.65%	N/A	N/A	6.75%
Barclays US Aggregate Bond Index	3.54%	N/A	N/A	2.27%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/17

Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton Tactical Credit Fund	3.34%	N/A	N/A	6.46%
Barclays US Aggregate Bond Index	3.54%	N/A	N/A	2.27%

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2017

Shelton International Select Equity Fund

Since 2009, the team has been investing together using rigorous, bottom-up, fundamental stock selection to deliver attractive risk-adjusted returns for our investors.

For the Shelton International Select Equity Fund (“The Fund”, sym) our investment philosophy is centered around the concept of the competitive corporate life cycle. Our framework establishes a level global playing field from which to assess a company’s ability to create value for shareholders. We recognize that companies evolve over time, and that the risks they face and the opportunities they capitalize on will differ at the various stages of their development. We directly measure this relationship between a company’s competitive opportunities and challenges, its economic performance, and its valuation in the equity market as it travels along the corporate life cycle. And, in doing so, we believe we have established a solid framework from which to generate more consistent excess returns for our investors over time. The Fund has changed its fiscal year end to December 31.

Market Overview

The twelve-month period ending December 31, 2017 was a strong one for international equity investors, with the benchmark MSCI All Country World Ex-US index rising 27.19%.

The general tone for investing in 2017 was set in the first quarter of year. Driven by reflationary expectations, such as rising interest rates, accelerating global Gross Domestic Product (GDP) growth and the prospect of US government stimulus, international equity markets took off in January and never looked back.

Perhaps unsurprisingly, politics once again played an important role in 2017. In the US, the inauguration of Donald Trump as President delivered a clear change in direction for US policy and investor sentiment, with the return of a more business-friendly agenda emphasizing reduced regulation, tax reform, and infrastructure investment. Despite his combative style and unpredictable nature, investors cheered his message of smaller government and more growth-oriented policy.

But it was not only in the US where an election revealed popular discontent and the desire for change. Europeans went to the polls in France, Germany, Spain, and the Netherlands, and although the results of the elections were less dramatic then that of the US and UK in 2016, the establishment continue to suffer defeats. In France, Marine Le Pen and her National Front Party shocked the country by making it into the second round of elections. In Spain, the Catalan region voted for independence. Even in Germany, where Angela Merkel succeeded in winning her fourth term as Chancellor, her Christian Democratic Union/Christian Social Union (CDU/CSU) party was significantly weakened in the final election results while the right-wing populist Alternative for Deutschland (AfD) party gained ground.

Despite all the political noise, corporate earnings growth remained resilient in 2017. Investors around the globe applauded the current paradigm of ‘growth without inflation’. Non-US equity markets delivered strong returns with relatively low volatility as central banks continued to support economic growth with relatively easy monetary conditions. US investor returns further benefited from a weaker USD, which contributed nearly half of the market’s full year returns.

Leading the way in 2017 were global emerging markets, propelled higher by accelerating global economic growth, continued low inflation, and a weaker USD. Regionally, Asia Pacific ex Japan was the strongest and most consistent performer throughout the year. Asia Pacific strength was supported by a number of factors, including stronger commodity prices, the ongoing recovery in Asian regional and Chinese economic growth, and Technology shares. Meanwhile, European equities performed well in the first half of the calendar year but then treaded water in the second half, struggling to gain further ground beyond the support of the strengthening Euro. Finally, Japanese equity market performance was quite the opposite, lagging for most of the year before finishing strongly in the fourth quarter.

In terms of sectors, strong performance was realized across most economically-sensitive areas of the market, including Materials, Industrials, Consumer Discretionary, and Financials, all of which stand to benefit from improving economic conditions and, in the case of Financials, somewhat higher interest rates. But the most exceptional performance was gained in Technology shares, which delivered returns on average nearly double that of the overall international equity market, on the strength of internet and semiconductor companies. The biggest laggards, on the other hand, were Utilities, Telecoms, and Healthcare. Utilities suffered as a result of their general defensiveness in a rising market and their perceived interest-rate sensitivity as bond proxies. Telecoms, most notably the large integrated incumbent operators across, continued to struggle with increased regulation, stronger new entrant competition, rising content costs and a general lack of pricing power. Lastly, the global Healthcare industry grappled with a lack of new product innovation combined with a more challenging market environment in which US drug price increases are no longer guaranteed, especially not for me-too product or based product-life extensions. Lastly, Energy shares struggled to perform in 2017, but this relatively poor performance masks a strong recovery in the second half of the year.

Performance Review

The Fund returned +35.30% (Institutional class–no load), +34.94% (Investor class–no load) for the year ending December 31, 2017, strongly outperforming the Fund’s benchmark, the MSCI ACWI ex US Index, which returned +27.19% during this period.

Shelton International Selection Equity Fund Top Contributors and Detractors1

Largest Contributors	Total Return (%)	Contribution (%)
Yaskawa Electric Corp.	126.28	2.44
Tencent Holdings Ltd.	112.75	1.51
Start Today Co., Ltd.	77.40	1.29
KGHM Polska Miedz S.A.	37.30	1.08
Intertek Group PLC	65.70	0.99

For the preiod of July 18, 2016 - April 30, 2017, the Fund returned +12.22% (Institutional Class-no load), and +12.03% (Investor class-no load).

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2017

Largest Detractors	Total Return (%)	Contribution (%)
BHP Billiton Limited	-1.30	-0.53
BP PLC	-8.31	-0.61
Murata Manufacturing Co., Ltd	1.53	-0.62
Alibaba Group Holding Ltd. ADR	0.81	-0.66
CRH PLC	5.62	-0.67

We are happy to report the portfolio outperformed across all major regions, Continental Europe, the UK, Japan, and Asia Pacific ex Japan, in 2017. The top contributors to outperformance were Japan, Asia ex Japan, and Continental Europe, with strong stock selection registered in each region. While in the UK, good stock selection was further assisted by an underweight allocation. Lastly, the Fund contributed positively across both North America and Latin America, but detracted minimally in the Middle East and North Africa (MENA) region.

Overall the portfolio delivered broad-based sector outperformance. Financials, most notably across developed and emerging Asia, was the largest positive contributor to returns. But the portfolio also outperformed meaningfully in the Consumer Discretionary, Technology, Healthcare, and Industrials sectors, while adding incrementally in Telecommunications, Utilities, Consumer Staples and Materials. Finally, the portfolio modestly detracted in two of the smallest sector groups, Energy and Real Estate.

As always, the Shelton International Select Equity strategy seeks to deliver its excess returns over time through superior stock selection. Amongst the top performers over the course of the year was Yaskawa Electric Corp. Based in Japan, Yaskawa Electric is one of the world’s leading suppliers of servo motors, controllers, drives, and industrial robots. Over the coming decade, as industrial automation, advanced robotics and artificial intelligence transform the factory floor and large segments of the larger industrial economy with increased productivity and improved efficiency, Yaskawa Electric is well-positioned to capture the opportunity. Another top contributor was Start Today, Japan’s leading online fashion retailer. The company, through its Zozotown online platform, has continued to see rapid growth in the number of brands, users, and gross merchandise value. With Start Today still in the early stages of its expansion, there remains considerable scope to drive greater merchandise value and improved profitability with more partners, an expanded product offering, and greater overall scale. Lastly, Chinese internet giant, Tencent, with Wechat mobile chat service and leading online and mobile gaming platform, has continued to expand its reach into new adjacent retail, online, and mobile business areas. We anticipate that one of the largest untapped opportunities for Tencent is a greater monetization of its user base with increased advertising placement and higher ad rates throughout its platform of services. Over time, this additional profit driver has the potential to deliver significant further value for shareholders over the next several years.

Although rising modestly in 2017, Ireland’s CRH PLC underperformed the overall portfolio and detracted from performance as changing political priorities delayed much-needed US highway and infrastructure spending legislation. Without a doubt, major investment in our nation’s roads, airports, ports, and other major infrastructure projects are needed, and as one of the world’s largest building materials groups and the leading supplier to US roadbuilding, CRH will likely benefit significantly over time. Additionally, Murata Manufacturing, a leading supplier of passive components to electronic devices, detracted as production costs rose and yields suffered on a newly launched product component. Although the higher costs were disappointing in the short term, the issues appear to have been a temporary setback as yields have already begun to recover. Lastly, UK-based oil major BP PLC lagged the market, along with other Energy companies, as the price of crude languished throughout most of 2017.

We thank you for your investment in the Fund and for your continued support of our firm.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2017

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/17

Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception*
Shelton International Select Equity Fund	35.30%	N/A	N/A	23.32%
MSCI ACWI ex US	27.19%	N/A	N/A	19.82%

*	Performance inception date is July 18, 2016

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/17

Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception*
Shelton International Select Equity Fund	34.94%	N/A	N/A	23.04%
MSCI ACWI ex US	27.19%	N/A	N/A	19.82%

*	Performance inception date is July 18, 2016

About Your Fund’s Expenses (Unaudited)	December 31, 2017

The Funds’ advisor, Shelton Capital Management (“Shelton Capital”), believes it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. Operating expenses, which are deducted from the Funds’ gross income, directly reduce the investment return of the Funds. The Funds’ expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first line of the tables below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds do not charge any sales charges. There is a redemption fee of 2% for shares of the Greater China Fund purchased that are held for 90 days or less from the date of purchase.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

About Your Fund’s Expenses (Unaudited) (Continued)	December 31, 2017

	Beginning Account Value July 1, 2017 (in U.S. Dollars)	Ending Account Value December 31, 2017 (in U.S. Dollars)	Expenses Paid During Period* (in U.S. Dollars)	Net Annual Expense Ratio
Greater China Fund
Direct Shares
Based on Actual Fund Return	$ 1,000	$ 1,129	$ 10.63	1.98%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,015	$ 10.06	1.98%

BDC Income Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 984	$ 51.96	10.39%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 973	$ 51.67	10.39%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 984	$ 53.21	10.64%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 971	$ 52.86	10.64%

Real Estate Income Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,021	$ 5.96	1.17%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,019	$ 5.95	1.17%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,019	$ 7.23	1.42%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,018	$ 7.22	1.42%

Tactical Credit Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,018	$ 7.32	1.44%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,018	$ 7.32	1.44%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,015	$ 8.58	1.69%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,016	$ 8.59	1.69%

International Select Equity Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,160	$ 5.39	0.99%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,020	$ 5.04	0.99%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,159	$ 6.75	1.24%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,019	$ 6.31	1.24%

*	Expenses are equal to the Fund’s expense ratio annualized.

Top Holdings and Sector Breakdowns (Unaudited)	December 31, 2017

Shelton Greater China
Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Tencent Holdings Ltd	$ 1,127,013	12.87%
2	Taiwan Semiconductor Manufacturing	526,612	6.01%
3	AIA Group Ltd	465,518	5.31%
4	Alibaba Group Holding Ltd	431,075	4.92%
5	Industrial & Commercial Bank of China	362,886	4.14%
6	BOC Hong Kong Holdings Ltd	354,598	4.05%
7	China Construction Bank Corp	345,388	3.94%
8	Ping An Insurance Group Corp	312,192	3.56%
9	HSBC Holdings PLC	310,910	3.55%
10	China State Construction	283,391	3.24%

Shelton BDC Income Fund
Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Ares Capital Corp	$ 2,015,949	14.77%
2	Hercules Capital Inc.	1,577,024	11.55%
3	Solar Capital Ltd	1,438,325	10.54%
4	Goldman Sachs BDC Inc	1,237,644	9.07%
5	TPG Specialty Lending Inc	1,154,340	8.46%
6	TCP Capital Corp	955,000	7.00%
7	Pennantpark Floating Rate Capital	946,680	6.93%
8	Apollo Investment Corp	673,540	4.93%
9	Triplepoint Venture Growth BDC	605,351	4.43%
10	Saratoga Investment Corp	569,425	4.17%

Shelton Real Estate Income Fund
Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	GGP Inc 6.375%	$ 681,480	7.02%
2	CBL & Associates Properties Inc. 6.625%	618,591	6.37%
3	DDR Corp 6.25%	571,158	5.88%
4	Duke Realty Corp	499,304	5.14%
5	Blackstone Mortgage Trust Inc	466,256	4.80%
6	Starwood Property Trust Inc	439,938	4.53%
7	Apollo Commercial Real Estate	436,564	4.50%
8	AvalonBay Communities Inc	389,469	4.01%
9	Cyrusone Inc	255,979	2.64%
10	Sabra Health Care REIT Inc	255,469	2.63%

Top Holdings and Sector Breakdowns (Unaudited) (Continued)	December 31, 2017

Shelton Tactical Credit Fund
Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Golden Nugget Inc.	$ 2,100,000	8.39%
2	Rackspace Hostin	1,601,250	6.40%
3	Icahn Enterprises Finance Corp	1,284,375	5.13%
4	Altice Luxembourg SA	1,196,875	4.78%
5	Kinetic Concepts Inc	1,122,500	4.49%
6	Transocean Inc	1,108,281	4.43%
7	Bcd Acquisition Inc	1,100,000	4.40%
8	Scientific Games International Inc	1,097,500	4.39%
9	Blueline Rental Corp	1,067,500	4.27%
10	First Data Corp	1,057,500	4.23%

Shelton International Select Equity Fund
Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	AIA Group Ltd	$ 1,601,176	3.51%
2	ITOCHU Corp	1,523,345	3.33%
3	AMBU A/S	1,506,483	3.30%
4	KBC Group NV	1,489,610	3.26%
5	Bangkok Bank PCL	1,488,447	3.26%
6	Komatsu Ltd	1,448,025	3.17%
7	Tencent Holdings Ltd	1,381,500	3.02%
8	BNP Paribas SA	1,360,447	2.98%
9	L'Oreal SA	1,354,738	2.97%
10	DBS Group Holdings Ltd	1,332,313	2.92%

Shelton Greater China Fund Portfolio of Investments December 31, 2017

Security Description	Shares	Value
Common Stock (98.58%)

Basic Materials (4.40%)
Kingboard Chemical Holdings Ltd	29,000	$156,736
Nine Dragons Paper Holdings Ltd	80,000	128,126
Sinopec Shanghai Petrochemical	186,000	105,881

Total Basic Materials		390,743

Communications (22.38%)
Alibaba Group Holding Ltd*	2,500	431,075
China Mobile Ltd	20,900	211,879
Chunghwa Telecom Co Ltd	36,000	128,232
Tencent Holdings Ltd	21,700	1,127,013
YY Inc*	800	90,448

Total Communications		1,988,647

Consumer, Cyclical (6.74%)
ANTA Sports Products Ltd	27,000	122,440
Galaxy Entertainment Group Ltd	18,000	144,372
Great Wall Motor Co Ltd	111,000	127,084
Haier Electronics Group Co Ltd	75,000	205,314

Total Consumer, Cyclical		599,210

Consumer, Non-Cyclical (3.56%)
China Mengniu Dairy Co Ltd	32,000	95,174
New Oriental Education & Technology Group	1,000	94,000
Uni-President Enterprises Corp	57,374	127,247

Total Consumer, Non-Cyclical		316,421

Diversified (1.84%)
CK Hutchison Holdings Ltd	13,000	163,138

Total Diversified		163,138

Energy (4.20%)
China Everbright International	32,000	45,683
China Longyuan Power Group Corp	152,000	108,109
CNOOC Ltd	56,000	80,376
PetroChina Co Ltd	200,000	139,434

Total Energy		373,602

Financial (41.79%)
Banks (20.30%)
Bank of China Ltd	431,000	211,715
BOC Hong Kong Holdings Ltd	70,000	354,598
China CITIC Bank Corp Ltd	135,000	84,620
China Construction Bank Corp	375,000	345,388
Chongqing Rural Commercial Ban	191,000	134,870
HSBC Holdings PLC	30,400	310,910
Industrial & Commercial Bank of China	451,000	362,886
		1,804,987

Diversified Financial Services (3.31%)
China Everbright Ltd	20,000	44,721
Fubon Financial Holding Co Ltd	54,713	93,215
Hong Kong Exchanges & Clearing	5,100	156,445
		294,381

Financial (41.79%) (Continued)
Insurance (12.19%)
AIA Group Ltd	54,600	465,518
China Taiping Insurance Holdings	55,764	209,009
Fosun International Ltd	43,368	96,086
Ping An Insurance Group Co of China Ltd	30,000	312,192
		1,082,805

Real Estate (5.99%)
CK Asset Holdings Ltd	13,000	113,581
Hysan Development Co Ltd	31,000	164,373
Sun Hung Kai Properties Ltd	15,166	252,983
		530,937

Total Financial		3,713,110

Industrial (6.23%)
China Communications Services	202,000	135,402
China State Construction International	202,500	283,391
Largan Precision Co Ltd	1,000	135,087

Total Industrial		553,880

Technology (5.93%)
Taiwan Semiconductor Manufacturing	68,284	526,612

Total Technology		526,612

Utilities (1.51%)
China Resources Power Holdings	72,000	134,104

Total Utilities		134,104

Total Common Stock (Cost $6,033,535)		8,759,467

Total Investments (Cost $6,033,535) (a) (98.58%)		$8,759,467
Other Net Assets (1.42%)		125,869
Net Assets (100.00%)		$8,885,336

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $6,386,713

At December 31, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$2,477,338
Unrealized depreciation	(104,584)
Net unrealized appreciation	$2,372,754

See accompanying notes to financial statements.

Shelton BDC Income Fund Portfolio of Investments December 31, 2017

Security Description	Shares	Value
Rights (0.36%)

Financial (0.36%)
Diversified Financial Services (0.36%)
NewStar Financial Inc CVR (b)	100,410	$54,221

Total Rights (Cost $54,221)		54,221

Common Stock (82.84%)

Financial (82.84%)
Investment Company (72.39%)
Apollo Investment Corp	119,000	673,540
Ares Capital Corp	128,241	2,015,949
BlackRock Capital Investment Corp	60,000	373,800
Goldman Sachs BDC Inc	55,800	1,237,644
Harvest Capital Credit Corp	35,910	393,574
New Mountain Finance Corp	26,800	363,140
Oaktree Strategic Income Corp	66,263	556,609
PennantPark Floating Rate Capital	69,000	946,680
PennantPark Investment Corp	31,000	214,210
Solar Capital Ltd	71,169	1,438,324
TCP Capital Corp	62,500	955,000
TPG Specialty Lending Inc	58,300	1,154,340
TriplePoint Venture Growth BDC	47,703	605,351
		10,928,161

Financial (83.20%) (Continued)
Private Equity (10.45%)
Hercules Capital Inc	120,200	1,577,024
		1,577,024

Total Financial		12,505,185

Total Common Stock (Cost $12,966,840)		12,505,185

Preferred Stock (3.77%)

Financial (3.77%)
Saratoga Investment Corp*	22,011	569,425

Total Financial		569,425

Total Preferred Stock (Cost $550,275)		569,425

Security Description	Par Value	Rate	Maturity	Value
Convertible Bonds (3.46%)
TPG Specialty Lending Inc	$500,000	4.50%	8/1/2022	$522,188
				522,188

Total Convertible Bonds (Cost $500,000)				522,188

Total Investments (Cost $14,071,336) (a) (90.43%)				$13,651,019
Other Net Assets (9.57%)				1,444,641
Net Assets (100.00%)				$15,095,660

(a)	Aggregate cost for federal income tax purpose is $14,115,112

(b)	Level 3 security fair valued under procedures established by the Board of Trustees, represents 0.36% of net assets. The total value of the fair value security is $54,221.

*	Non-income producing security.

At December 31, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$79,712
Unrealized depreciation	(543,806)
Net unrealized depreciation	$(464,093)

See accompanying notes to financial statements.

Shelton Real Estate Income Fund Portfolio of Investments December 31, 2017

Security Description	Shares	Value
Common Stock (68.83%)

Financial (68.83%)
REITS-Diversified (2.08%)
Lexington Realty Trust	6,500	$62,725
Liberty Property Trust	3,400	146,234
		208,959

REITS-Health Care (2.90%)
Healthcare Trust of America Inc	6,706	201,448
Physicians Realty Trust	5,000	89,950
		291,398

REIT-Industrial (8.98%)
DCT Industrial Trust Inc	940	55,253
Duke Realty Corp	18,350	499,304
First Industrial Realty Trust	200	6,294
Prologis Inc	3,900	251,588
Rexford Industrial Realty Inc	3,070	89,521
		901,960

REIT-Mortgage (13.36%)
Apollo Commercial Real Estate	23,662	436,564
Blackstone Mortgage Trust Inc	14,489	466,256
Starwood Property Trust Inc	20,606	439,938
		1,342,758

REIT-Office (6.24%)
Boston Properties Inc	893	116,117
Douglas Emmett Inc	2,400	98,544
Hudson Pacific Properties Inc	3,000	102,750
Kilroy Realty Corp	1,970	147,061
Mack-Cali Realty Corp	3,600	77,616
SL Green Realty Corp	840	84,781
		626,869

REIT-Residential (9.91%)
American Homes 4 Rent	2,400	52,416
Apartment Investment & Management	2,375	103,811
AvalonBay Communities Inc	2,183	389,468
Equity Residential	2,340	149,222
Essex Property Trust Inc	400	96,548
Sun Communities Inc	2,200	204,116
		995,581

REIT-Retail (7.90%)
Brixmor Property Group Inc	12,500	233,250
DDR Corp	6,108	54,728
GGP Inc	7,840	183,378
Retail Properties of America Inc	9,000	120,960
Simon Property Group Inc	1,175	201,795
		794,111

Financial (68.83%) (Continued)
REIT-Specialized (17.46%)
American Tower Corp	1,400	199,738
Crown Castle International Corp	1,800	199,818
CubeSmart	8,600	248,712
CyrusOne Inc	4,300	255,979
Digital Realty Trust Inc	1,875	213,563
EPR Properties	2,246	147,023
Equinix Inc	200	90,644
QTS Realty Trust Inc	3,000	162,480
Weyerhaeuser Co	6,700	236,242
		1,754,199

Total Financial		6,915,835

Total Common Stock (Cost $6,622,960)		6,915,835

Preferred Stock (25.22%)

Financial (25.22%)
REITS-Diversified (0.14%)
PS Business Parks Inc 5.75%	567	14,317
		14,317

REIT-Industrial (1.08%)
STAG Industrial Inc 6.625%	4,280	108,070
		108,070

REIT-Mortgage (1.97%)
ARMOUR Residential REIT Inc 7.875%	7,900	197,658
		197,658

REIT-Retail (21.83%)
CBL & Associates Properties Inc 6.625%	28,054	618,591
Cedar Realty Trust Inc 7.25%	7,483	189,021
DDR Corp 6.25%	22,250	571,157
GGP Inc 6.375%	27,000	681,480
Kimco Realty Corp 6%	5,306	133,658
		2,193,907

REIT-Specialized (0.20%)
Digital Realty Trust Inc 5.875%	800	20,392
		20,392

Total Financial		2,534,344

Total Preferred Stock (Cost $2,334,041)		2,534,344

See accompanying notes to financial statements.

Shelton Real Estate Income Fund Portfolio of Investments December 31, 2017 (Continued)

Security Description	Par Value	Rate	Maturity	Value
Bonds & Notes (2.55%)
Sabra Health Care REIT Inc	$250,000	5.50%	2/1/2021	$255,469

Total Bonds & Notes (Cost $249,347)				255,469

Total Investments (Cost $9,206,348) (a) (96.60%)				$9,705,648
Other Net Assets (3.40%)				341,479
Net Assets (100.00%)				$10,047,127

(a)	Aggregate cost for federal income tax purpose is $9,211,851

At December 31, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$741,665
Unrealized depreciation	(247,868)
Net unrealized appreciation	$493,797

Shelton Tactical Credit Income Fund Portfolio of Investments December 31, 2017

Security Description	Shares	Value
Common Stock (5.09%)

Communications (0.81%)
Amazon.com Inc*	85	$99,405
Cisco Systems Inc	2,900	111,070

Total Communications		210,475

Consumer, Cyclical (0.85%)
Costco Wholesale Corp	615	114,464
McDonald's Corp	610	104,993

Total Consumer, Cyclical		219,457

Consumer, Non-Cyclical (0.79%)
Mondelez International Inc	2,425	103,790
United Rentals Inc*	575	98,848

Total Consumer, Non-Cyclical		202,638

Financial (1.02%)
JPMorgan Chase & Co	1,480	158,271
Mastercard Inc	685	103,682

Total Financial		261,953

Industrial (1.25%)
Advanced Disposal Services Inc*	4,425	105,935
Boeing Co/The	385	113,540
Fluor Corp	1,950	100,718

Total Industrial		320,193

Technology (0.37%)
Oracle Corp	1,990	94,087

Total Technology		94,087

Total Common Stock (Cost $1,254,133)		1,308,803

See accompanying notes to financial statements.

Shelton Tactical Credit Income Fund Portfolio of Investments December 31, 2017 (Continued)

Security Description	Par Value	Rate	Maturity	Value
Corporate Debt (92.28%)

Communications (11.61%)
Altice Luxembourg SA	$1,250,000	7.625%	02/15/2025	$1,196,875
Frontier Communications Corp	1,000,000	11.000%	09/15/2025	735,000
Intelsat Jackson Holdings SA	1,000,000	8.000%	02/15/2024	1,052,500

Total Communications				2,984,375

Consumer, Cyclical (24.28%)
BCD Acquisition Inc	1,000,000	9.625%	09/15/2023	1,100,000
Golden Nugget Inc	2,000,000	8.750%	10/01/2025	2,100,000
Navistar International Corp	1,000,000	6.625%	11/01/2025	1,043,380
Rite Aid Corp	1,000,000	6.125%	04/01/2023	902,500
Scientific Games International Inc	1,000,000	10.000%	12/01/2022	1,097,500

Total Consumer, Cyclical				6,243,380

Consumer, Non-Cyclical (15.77%)
Avantor Inc	1,000,000	9.000%	10/01/2025	985,000
Herc Rentals Inc	919,000	7.500%	06/01/2022	990,223
Kinetic Concepts Inc	1,000,000	12.500%	11/01/2021	1,122,499
Post Holdings Inc	950,000	5.625%	01/15/2028	955,035

Total Consumer, Non-Cyclical				4,052,757

Energy (9.37%)
McDermott International Inc	1,015,000	8.000%	05/01/2021	1,043,268
Transocean Inc	250,000	7.500%	01/15/2026	256,013
Transocean Inc	1,025,000	9.000%	07/15/2023	1,108,281

Total Energy				2,407,562

Financial (9.02%)
Icahn Enterprises Finance Corp	1,250,000	6.750%	02/01/2024	1,284,375
JFIN Co-Issuer Corp	1,000,000	7.500%	04/15/2021	1,035,000

Total Financial				2,319,375

Industrial (8.04%)
BlueLine Rental Finance Corp	1,000,000	9.250%	03/15/2024	1,067,500
FXI Holdings Inc	1,000,000	7.875%	11/01/2024	997,800

Total Industrial				2,065,300

See accompanying notes to financial statements.

Shelton Tactical Credit Income Fund Portfolio of Investments December 31, 2017 (Continued)

Security Description	Par Value	Rate	Maturity	Value
Technology (14.19%)
First Data Corp	$1,000,000	7.000%	12/01/2023	$1,057,500
Rackspace Hosting Inc	1,500,000	8.625%	11/15/2024	1,601,250
West Corp	1,000,000	8.500%	10/15/2025	987,500

Total Technology				3,646,250

Total Corporate Debt (Cost $23,005,044)				23,718,999

Total Investments (Cost $24,259,177) (a) (97.37%)				$25,027,802
Other Net Assets (2.63%)				674,917
Net Assets (100.00%)				$25,702,719

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $24,721,249

At December 31, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$376,497
Unrealized depreciation	(69,944)
Net unrealized appreciation	$306,553

Shelton International Select Equity Fund Portfolio of Investments December 31, 2017

Security Description	Shares	Value
Common Stock (98.01%)

Belgium (3.20%)
KBC Group NV	17,445	$1,489,610

Total Belgium		1,489,610

Brazil (2.72%)
Banco Bradesco SA	123,775	1,267,456

Total Brazil		1,267,456

Britain (6.95%)
ASOS PLC*	8,890	807,543
Intertek Group PLC	17,050	1,197,042
Unilever NV	21,920	1,234,534

Total Britain		3,239,119

China (5.62%)
Alibaba Group Holding Ltd*	7,175	1,237,185
Tencent Holdings Ltd	26,600	1,381,500

Total China		2,618,685

Denmark (3.23%)
Ambu A/S	16,800	1,506,483

Total Denmark		1,506,483

France (13.38%)
BNP Paribas SA	18,200	1,360,447
L'Oreal SA	6,100	1,354,738
Thales SA	11,000	1,187,208
TOTAL SA	21,552	1,191,629
Valeo SA	15,300	1,144,040

Total France		6,238,062

Germany (8.83%)
Adidas AG	4,600	923,284
Beiersdorf AG	9,950	1,169,706
Siemens AG	5,925	826,378
Wirecard AG	10,700	1,195,816

Total Germany		4,115,184

Hong Kong (3.44%)
AIA Group Ltd	187,800	1,601,176

Total Hong Kong		1,601,176

Indonesia (3.72%)
Bank Rakyat Indonesia Persero	4,300,150	1,153,679
Telekomunikasi Indonesia Persero	18,010	580,282

Total Indonesia		1,733,961

Ireland (2.65%)
CRH PLC	34,295	1,233,591

Total Ireland		1,233,591

See accompanying notes to financial statements.

Shelton International Select Equity Fund Portfolio of Investments December 31, 2017 (Continued)

Security Description	Shares	Value
Japan (19.37%)
CyberAgent Inc	27,900	$1,089,747
Daikin Industries Ltd	8,800	1,041,704
ITOCHU Corp	81,600	1,523,344
Komatsu Ltd	40,000	1,448,025
Mitsubishi UFJ Financial Group	100,700	738,735
Murata Manufacturing Co Ltd	6,800	912,703
Start Today Co Ltd	37,050	1,126,465
Yaskawa Electric Corp	26,000	1,145,939

Total Japan		9,026,662

Luxembourg (2.75%)
ArcelorMittal*	39,428	1,283,765

Total Luxembourg		1,283,765

Netherlands (2.79%)
ING Groep NV	70,600	1,299,201

Total Netherlands		1,299,201

Norway (2.58%)
Norsk Hydro ASA	157,800	1,202,887

Total Norway		1,202,887

Singapore (2.86%)
DBS Group Holdings Ltd	71,650	1,332,313

Total Singapore		1,332,313

Switzerland (7.91%)
Dormakaba Holding AG	1,255	1,168,715
Givaudan SA	525	1,213,238
Nestle SA	15,200	1,306,744

Total Switzerland		3,688,697

Taiwan (2.82%)
Taiwan Semiconductor Manufacturing	33,200	1,316,380

Total Taiwan		1,316,380

Thailand (3.19%)
Bangkok Bank PCL	221,500	1,488,447

Total Thailand		1,488,447

Total Common Stock (Cost $32,476,003)		45,681,679

Total Investments (Cost $32,475,521) (a) (98.01%)		$45,681,679
Other Net Assets (1.99%)		926,840
Net Assets (100.00%)		$46,608,519

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $32,485,526

At December 31, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$13,212,382
Unrealized depreciation	(16,210)
Net unrealized appreciation	$13,196,172

See accompanying notes to financial statements.

Statements of Assets and Liabilities December 31, 2017

	Shelton Greater China Fund	Shelton BDC Income Fund	Shelton Real Estate Income Fund	Shelton Tactical Credit Fund		Shelton International Select Equity Fund
Assets
Investments in securities
Cost of investments	$6,033,535	$14,071,336	$9,206,348	$24,259,177		$32,475,521
Market value of investments (Note 1)	8,759,467	13,651,019	9,705,648	25,027,802		45,681,679
Cash	162,092	1,435,943	226,160	356,343		953,811
Foreign Cash (Cost $— ,$— ,$— ,$— ,$666)	—	—	—	—		685
Dividend and interest receivable	4,366	135,760	85,137	456,335		38,062
Receivable from investment advisor	—	16,217	29,992	—		—
Receivable for fund shares sold	680	991	436	28,912		1,903
Reclaim Receivable	—	—	3,028	—		226,578
Prepaid expenses	—	9,130	15,120	31,301		9,152
Total assets	$8,926,605	$15,249,060	$10,065,521	$25,900,693		$46,911,870

Liabilities
Payables and other liabilities
Fund shares redeemed	10,860	5,099	1,806	151,575		249,186
Investment advisor	8,600	—	—	9,494		21,023
Distributions payable	—	138,522	3,864	1,504		—
12b-1 fees	—	2,123	1,320	5,570		2,503
Administration fees	650	1,135	752	2,041		3,919
Printing fees	4,083	63	1,152	180		1,284
Audit fees	4,232	1,487	2,438	21,015		16,000
Custody fees	6,342	753	2,478	668		5,032
Fund accounting fees	980	696	2,114	2,650		2,500
Transfer agent fees	2,704	2,242	958	163		604
CCO fees	128	606	241	667		563
Trustee Fees	1,771	475	1,141	695		391
Expenses	919	199	130	1,752		346
Total liabilities	41,269	153,400	18,394	197,974		303,351

Net assets	$8,885,336	$15,095,660	$10,047,127	$25,702,719		$46,608,519

Net assets at December 31, 2017 consist of
Paid-in capital	7,094,302	18,572,979	10,975,513	26,798,803		93,095,839
Undistributed net investment income	(109,776)	61,253	(13,036)	12,572		(1,273)
Accumulated net realized gain (loss)	(825,154)	(3,118,255)	(1,414,884)	(1,877,281)		(59,698,081)
Unrealized appreciation (depreciation) of investments	2,725,964	(420,317)	499,534	768,625		13,212,034
Total net assets	$8,885,336	$15,095,660	$10,047,127	$25,702,719		$46,608,519

Net assets
Direct Shares	$8,885,336	$—	$—	$—		$—
Institutional Shares	$—	$1,609,844	$131,254	$17,255,880	(b)	$42,823,887	(a)
Investor Shares	$—	$13,485,816	$9,915,873	$8,446,839	(b)	$3,784,633	(a)

Shares outstanding
Direct Shares (no par value, unlimited shares authorized)	981,828	—	—	—		—
Institutional Shares (no par value, unlimited shares authorized)	—	180,431	15,198	1,665,803	(b)	2,006,822	(a)
Investor Shares (no par value, unlimited shares authorized)	—	1,496,614	1,116,638	819,015	(b)	177,722	(a)

Net asset value per share
Direct or Institutional Shares	$9.05	$8.92	$8.64	$10.36	(b)	$21.34	(a)
Investor Shares	$—	$9.01	$8.88	$10.31	(b)	$21.30	(a)

(a)	Effective after the close of business on July 28, 2017, Class I Shares and Class A Shares were renamed Institutional Shares and Investor Shares, respectively.
(b)
Effective after the close of business on March 17, 2017, Class I Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively. Class C Shares merged into Investor Shares. See Note 5.

See accompanying notes to financial statements.

Statements of Operations For the Year or Period Ended December 31, 2017

	Shelton Greater China Fund	Shelton BDC Income Fund	Shelton Real Estate Income Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2017	For the Year Ended December 31, 2017
Investment income
Interest income	$—	$79,830	$13,939
Dividend income (net of foreign tax withheld: $19,315, $-, $3,654, respectively)	274,870	1,055,072	579,079
Total	274,870	1,134,902	593,018

Expenses
Management fees (Note 2)	104,565	140,562	97,709
Administration fees (Note 2)	7,302	13,750	10,762
Transfer agent fees	5,212	24,168	38,152
Accounting services	9,472	20,302	11,332
Custodian fees	23,604	2,030	23,900
Legal and audit fees	46,217	11,768	10,208
CCO fees (Note 2)	697	1,828	1,460
Trustees fees	5,951	5,239	4,956
Insurance	518	3,082	2,944
Printing	4,083	8,226	6,111
Registration and dues	5,173	46,613	48,535
12b-1 fees Investor Shares (Note 2)	—	35,827	29,611
Other expenses	6,474	647	—
Total expenses	219,268	314,042	285,680
Less reimbursement from manager (Note 2)	(53,237)	(81,015)	(113,675)
Net expenses	166,031	233,027	172,005
Net investment income	108,839	901,875	421,013

Realized and unrealized gain (loss) on investments
Net realized gain (loss) from security transactions	811,633	1,082,001	86,842
Net change in unrealized appreciation (depreciation) of investments	1,507,773	(1,501,151)	(44,486)
Net realized and unrealized gain (loss) on investments	2,319,406	(419,150)	42,356

Net increase (decrease) in net assets resulting from operations	$2,428,245	$482,725	$463,369

See accompanying notes to financial statements.

Statements of Operations For the Year or Period Ended December 31, 2017 (Continued)

	Shelton Tactical Credit Fund		Shelton International Select Equity Fund
	For the Period May 1, 2017 to December 31, 2017	For the Year Ended April 30, 2017 (a)	For the Period May 1, 2017 to December 31, 2017 (b)	For the Year Ended April 30, 2017
Investment income
Interest income	$1,341,948	$2,440,876	$—	$—
Dividend income (net of foreign tax withheld: $-, $91,078, respectively)	25,411	69,298	529,388	1,046,084
Total	1,367,359	2,510,174	529,388	1,046,084

Expenses
Management fees (Note 2)	229,650	382,043	224,536	335,314
Administration fees (Note 2)	20,736	59,917	42,363	62,021
Transfer agent fees	10,665	68,568	19,450	62,226
Accounting services	13,805	10,714	3,879	44,521
Custodian fees	4,415	11,892	15,619	33,123
Legal and audit fees	22,228	65,468	45,138	73,873
CCO fees (Note 2)	2,269	8,868	3,951	14,902
Trustees fees	3,299	11,695	3,892	8,584
Insurance	603	4,815	3,785	22,254
Printing	3,587	28,206	8,989	35,187
Registration and dues	15,261	93,761	24,516	91,612
12b-1 fees Investor Shares (Note 2) (Class A Shares)	19,828	38,102	6,720	15,348
12b-1 fees Class C (Note 2)	—	12,086	—	—
Shareholder service fees Class C Shares (Note 2)	—	4,029	—	—
Dividend Expense	—	1,600	—	—
Other expenses	—	23,038	12,270	13,746
Total expenses	346,346	824,802	415,108	812,711
Less reimbursement from manager (Note 2)	(46,709)	(315,415)	(105,811)	(348,768)
Net expenses	299,637	509,387	309,297	463,943
Net investment income	1,067,722	2,000,787	220,091	582,141

Realized and unrealized gain (loss) on investments
Net realized gain (loss) from security transactions	37,752	105,714	3,419,712	1,801,946
Net realized gain (loss) from foreign currency transactions	—	—	—	14,141
Net realized gain (loss) from written options contracts	—	119,872	—	—
Net realized (loss) from short sale transactions	—	(4,002)	—	—
Total net realized gain (loss)	37,752	221,584	3,419,712	1,816,087
Net change in unrealized appreciation (depreciation) of investments	(637,943)	364,538	4,873,836	3,540,364
Net change in unrealized appreciation/depreciation of written options	—	(15,735)	—	—
Net change in unrealized appreciation/depreciation of foreign currency transactions	—	—	—	(40,594)
Total net change in unrealized appreciation (depreciation) of investments	(637,943)	348,803	4,873,836	3,499,770
Net realized and unrealized gain (loss) on investments	(600,191)	570,387	8,293,548	5,315,857

Net increase (decrease) in net assets resulting from operations	$467,531	$2,571,174	$8,513,639	$5,897,998

(a)	Effective after the close of business on March 17, 2017, Class I Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively. See Note 5.
(b)	Effective after the close of business on July 28, 2017, Class I Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively.

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Shelton Greater China Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income (loss)	$108,839	$106,370
Net realized gain (loss) on investments and foreign currency transactions	811,633	143,360
Change in unrealized appreciation (depreciation) of investments	1,507,773	(133,934)
Net increase (decrease) in net assets resulting from operations	2,428,245	115,796

Distributions to shareholders
Distributions from net investment income
Direct shares	(187,315)	(169,576)
Total Distributions	(187,315)	(169,576)

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions	(555,928)	(471,651)
Total increase (decrease)	1,685,002	(525,431)

Net assets
Beginning of year	7,200,334	7,725,765
End of year	8,885,336	$7,200,334
Including undistributed net investment income (loss) of:	$(109,776)	$(26,038)

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Shelton BDC Income Fund
	Year Ended December 31, 2017	Period Ended December 31, 2016 (a)(c)	Year Ended March 31, 2016 (b)
Operations
Net investment income (loss)	$901,875	$766,404	$1,875,209
Net realized gain (loss) on investments and foreign currency transactions	1,082,001	67,313	(4,163,727)
Change in unrealized appreciation (depreciation) of investments	(1,501,151)	1,378,067	(195,811)
Net increase (decrease) in net assets resulting from operations	482,725	2,211,784	(2,484,329)

Distributions to shareholders
Distributions from net investment income
Institutional Shares (Advisor Class I Shares)	(81,809)	(20,631)	(364,165)
Investor Shares (Class A Shares)	(823,864)	(598,974)	(1,157,495)
Class C Shares	—	(147,362)	(374,180)
Total Distributions	(905,673)	(766,967)	(1,895,840)

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions	1,484,333	(5,611,368)	8,534,566
Total increase (decrease)	1,061,385	(4,166,551)	4,154,397

Net assets
Beginning of period	14,034,275	18,200,826	14,046,429
End of period	$15,095,660	$14,034,275	$18,200,826
Including undistributed net investment income (loss) of:	$61,253	$863	$—

(a)	For the nine-month period ending December 31, 2016.
(b)	Audited by other independent registered public accounting firm.
(c)
Effective after the close of business on November 4, 2016, Advisor Class Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively. Class C Shares merged into Investor Shares. See Note 5.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Shelton Real Estate Income Fund
	Year Ended December 31, 2017	Period Ended December 31, 2016 (a)(c)	Year Ended March 31, 2016 (b)
Operations
Net investment income (loss)	$421,013	$347,156	$892,549
Net realized gain (loss) on investments and foreign currency transactions	86,842	1,309,166	1,142,444
Change in unrealized appreciation (depreciation) of investments	(44,486)	(1,088,363)	(2,384,622)
Net increase (decrease) in net assets resulting from operations	463,369	567,959	(349,629)

Distributions to shareholders
Distributions from net investment income
Institutional Shares (Advisor Class I Shares)	(12,436)	(26,796)	(278,588)
Investor Shares (Class A Shares)	(378,226)	(405,566)	(694,893)
Class C Shares	—	(98,703)	(338,830)
Distributions from return of capital
Institutional shares	—	(13,241)	—
Investor shares (Class A)	—	(200,411)	—
Class C	—	(48,775)	—
Distributions from realized capital gains on investments
Institutional shares	—	(83,007)	(97,202)
Investor shares (Class A)	—	(1,330,591)	(776,435)
Class C	—	(729,970)	(437,077)
Total Distributions	(390,662)	(2,937,060)	(2,623,025)

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions	(5,831,563)	(854,034)	(24,709,426)
Total increase (decrease)	(5,758,856)	(3,223,135)	(27,682,080)

Net assets
Beginning of period	15,805,983	19,029,118	46,711,198
End of period	$10,047,127	$15,805,983	$19,029,118
Including undistributed net investment income (loss) of:	$(13,036)	$(16,772)	$232,747

(a)	For the nine-month period ending December 31, 2016.
(b)	Audited by other independent registered public accounting firm.
(c)
Effective after the close of business on November 4, 2016, Advisor Class Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively. Class C Shares merged into Investor Shares. See Note 5.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Shelton Tactical Credit Fund
	Period Ended December 31, 2017 (a)	Year Ended April 30, 2017 (b)	Year Ended April 30, 2016 (c)
Operations
Net investment income (loss)	$1,067,722	$2,000,787	$1,866,131
Net realized gain (loss) on investments and foreign currency transactions	37,752	105,714	(2,083,100)
Net realized gain (loss) on written options contracts	—	119,872	—
Net realized gain (loss) from short sale transactions	—	(4,002)	—
Total net realized gain (loss)	37,752	221,584	(2,083,100)
Change in unrealized appreciation (depreciation) of investments	(637,943)	364,538	1,035,561
Net change in unrealized appreciation/depreciation of written options	—	(15,735)	—
Total net change in unrealized appreciation (depreciation) of investments	(637,943)	348,803	1,035,561
Net increase (decrease) in net assets resulting from operations	467,531	2,571,174	818,592

Distributions to shareholders
Distributions from net investment income
Institutional Shares (Advisor Class I Shares)	(748,463)	(1,135,785)	(1,170,977)
Investor Shares (Class A Shares)	(475,435)	(1,028,152)	(266,216)
Class C Shares	—	(99,729)	(44,628)
Distributions from realized capital gains on investments
Institutional shares	—	—	(115,654)
Investor shares (Class A)	—	—	(28,440)
Class C	—	—	(5,095)
Total Distributions	(1,223,898)	(2,263,666)	(1,631,010)

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions	(9,262,057)	5,945,473	25,706,602
Total increase (decrease)	(10,018,424)	6,252,981	24,894,184

Net assets
Beginning of period	35,721,143	29,468,162	4,573,978
End of period	$25,702,719	$35,721,143	$29,468,162
Including undistributed net investment income (loss) of:	$12,572	$168,748	$430,027

(a)	For the eight month period ending December 31, 2017.
(b)
Effective after the close of business on March 17, 2017, Class I Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively. Class C Shares merged into Investor Shares. See Note 5.

(c)	Audited by other independent registered public accounting firm.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Shelton International Select Equity Fund
	Period Ended December 31, 2017 (a)(b)	Year Ended April 30, 2017 (b)	Year Ended April 30, 2016 (c)(d)
Operations
Net investment income (loss)	$220,091	$582,141	$2,810,425
Net realized gain (loss) on investments and foreign currency transactions	3,419,712	1,816,087	(54,124,589)
Change in unrealized appreciation (depreciation) of investments	4,873,836	3,499,770	(39,681,193)
Net increase in net assets resulting from operations	8,513,639	5,897,998	(90,995,357)

Distributions to shareholders
Distributions from net investment income
Institutional Shares (Advisor Class I Shares)	(808,165)	(505,743)	(5,081,580)
Investor Shares (Class A Shares)	(72,892)	(52,217)	(525,377)
Class C Shares	—	—	(3,396)
Distributions from return of capital
Institutional shares	(23,185)	—	—
Investor shares (Class A)	(2,091)	—	—
Total Distributions	(906,333)	(557,960)	(5,610,353)

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions	(4,223,528)	(14,737,108)	(252,136,993)
Total increase (decrease)	3,383,778	(9,397,070)	(348,742,703)

Net assets
Beginning of period	43,224,741	52,621,811	401,364,514
End of period	$46,608,519	$43,224,741	$52,621,811
Including undistributed net investment income (loss) of:	$(1,273)	$672,089	$406,734

(a)	For the eight month period ending December 31, 2017.
(b)	Effective after the close of business on March 17, 2017, Class I Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively. See Note 5.
(c)	Class C Shares closed on April 15, 2016.
(d)	Audited by other independent registered public accounting firm.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

Shelton Greater China Fund	Direct Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Shares sold	8,082	$64,143	5,052	$32,908
Shares issued in reinvestment of distributions	17,789	152,102	20,322	135,331
Shares repurchased	(93,080)	(772,173)	(97,073)	(639,890)
Net increase (decrease)	(67,209)	$(555,928)	(71,699)	$(471,651)

Shelton BDC Income Fund	Institutional Shares (a)
	Year Ended December 31, 2017		Period of April 1 to December 31, 2016		Year Ended March 31, 2016 (d)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	163,416	$1,540,708	3,218	$29,097	1,318,933	$11,925,742
Shares issued in reinvestment of distributions	1,926	17,810	1,096	9,718	32,916	279,231
Shares repurchased	(31,072)	(289,683)	(10,948)	(98,802)	(1,310,008)	(10,461,336)
Net increase (decrease)	134,270	$1,268,835	(6,634)	$(59,987)	41,841	$1,743,637

	Investor Shares (a)
	Year Ended December 31, 2017		Period of April 1 to December 31, 2016		Year Ended March 31, 2016 (d)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	518,679	$4,933,025	513,711	$4,552,771	1,269,383	$11,709,634
Shares issued in reinvestment of distributions	46,680	437,007	39,996	360,369	91,757	797,018
Shares repurchased	(546,388)	(5,154,534)	(586,581)	(5,325,885)	(1,057,200)	(9,059,520)
Net increase (decrease)	18,971	$215,498	(32,874)	$(412,745)	303,940	$3,447,132

	Class C (a)
	Period of April 1, 2016 to November 4, 2016		Year Ended March 31, 2016 (d)
	Shares	Value	Shares	Value
Shares sold	2,803	$25,000	557,108	$5,161,301
Shares issued in reinvestment of distributions	9,328	83,227	24,357	209,734
Shares repurchased (e)	(590,344)	(5,246,863)	(239,928)	(2,027,238)
Net increase (decrease)	(578,213)	$(5,138,636)	341,537	$3,343,797

Shelton Real Estate Income Fund	Institutional Shares (a)
	Year Ended December 31, 2017		Period of April 1 to December 31, 2016		Year Ended March 31, 2016 (d)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	14,323	$126,012	576	$5,096	153,480	$1,674,841
Shares issued in reinvestment of distributions	1,420	12,436	5,749	51,043	32,853	347,155
Shares repurchased	(103,476)	(927,519)	(22,276)	(227,156)	(1,461,815)	(15,791,217)
Shares Issued in reorganization	—	—	52,898	467,086	—	—
Net increase (decrease)	(87,733)	$(789,071)	36,947	$296,069	(1,275,482)	$(13,769,221)

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Investor Shares (a)
	Year Ended December 31, 2017		Period of April 1 to December 31, 2016		Year Ended March 31, 2016 (d)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	122,004	$1,084,989	547,694	$4,847,530	436,537	$4,796,313
Shares issued in reinvestment of distributions	36,235	320,416	197,317	1,774,928	126,351	1,319,066
Shares repurchased	(724,943)	(6,447,897)	(356,265)	(3,643,692)	(1,308,872)	(13,996,599)
Shares Issued in reorganization	—	—	226,031	2,000,375	—	—
Net increase (decrease)	(566,704)	$(5,042,492)	614,777	$4,979,141	(745,984)	$(7,881,220)

	Class C (a)
	Period of April 1, 2016 to November 4, 2016		Year Ended March 31, 2016 (d)
	Shares	Value	Shares	Value
Shares sold	4,898	$51,781	264,181	$2,878,885
Shares issued in reinvestment of distributions	82,631	739,724	63,306	657,944
Shares repurchased (f)	(740,346)	(6,920,747)	(621,335)	(6,595,814)
Net increase (decrease)	(652,817)	$(6,129,242)	(293,848)	$(3,058,985)

Shelton Tactical Credit Fund	Institutional Shares (b)
	Period Ended December 31, 2017		Year Ended April 30, 2017		Year Ended April 30, 2016 (d)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	422,690	$4,457,159	1,168,883	$12,347,311	4,247,915	$44,701,987
Shares issued in reinvestment of distributions	69,814	727,118	103,675	1,081,813	88,463	906,029
Shares repurchased	(673,568)	(7,116,851)	(969,322)	(10,181,672)	(3,221,276)	(33,106,722)
Net increase (decrease)	(181,064)	$(1,932,574)	303,236	$3,247,452	1,115,102	$12,501,294

	Investor Shares (b)
	Period Ended December 31, 2017		Year Ended April 30, 2017		Year Ended April 30, 2016 (d)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	237,943	$2,492,290	1,728,782	$18,230,300	1,513,783	$15,788,235
Shares issued in reinvestment of distributions	45,543	473,115	94,055	981,885	26,620	272,506
Shares repurchased	(985,625)	(10,294,888)	(1,389,678)	(14,563,404)	(464,521)	(4,790,944)
Net increase (decrease)	(702,139)	$(7,329,483)	433,159	$4,648,781	1,075,882	$11,269,797

	Class C Shares (b)
	Period May 1 to March 17, 2017		Year Ended April 30, 2016 (d)
	Shares	Value	Shares	Value
Shares sold	31,312	$333,349	188,766	$1,966,870
Shares issued in reinvestment of distributions	9,626	99,729	4,746	48,450
Shares repurchased (g)	(226,582)	(2,383,838)	(7,867)	(79,809)
Net increase (decrease)	(185,644)	$(1,950,760)	185,645	$1,935,511

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

Shelton International Select Equity Fund	Institutional Shares (c)
	Period Ended December 31, 2017		Year Ended April 30, 2017		Year Ended April 30, 2016 (d)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	131,505	$2,520,264	340,283	$5,634,219	6,133,764	$106,747,498
Shares issued in reinvestment of distributions	40,564	807,223	28,733	468,912	240,629	3,717,717
Shares repurchased	(313,889)	(6,169,368)	(995,347)	(16,147,861)	(21,036,904)	(347,164,373)
Net increase (decrease)	(141,820)	$(2,841,881)	(626,331)	$(10,044,730)	(14,662,511)	$(236,699,158)

	Investor Shares (c)
	Period Ended December 31, 2017		Year Ended April 30, 2017		Year Ended April 30, 2016 (d)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	2,971	$60,349	3,796	$61,537	197,720	$3,715,891
Shares issued in reinvestment of distributions	3,118	61,964	2,648	43,243	23,922	369,356
Shares repurchased	(77,447)	(1,503,960)	(292,063)	(4,797,158)	(1,179,575)	(19,406,293)
Net increase (decrease)	(71,358)	$(1,381,647)	(285,619)	$(4,692,378)	(957,933)	$(15,321,046)

	Class C Shares
	Year Ended April 30, 2016 (h)
	Shares	Value
Shares sold	343	$5,000
Shares issued in reinvestment of distributions	220	3,396
Shares repurchased	(8,653)	(125,185)
Net increase (decrease)	(8,090)	$(116,789)

(a)	Following the acquisition on November 4, 2016, the Advisor Class and the A Class were renamed Institutional Shares and Investor Shares. The C Class merged into the Investor Class.
(b)
Effective after the close of business on March 17, 2017, Class I Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively. Class C Shares merged into Investor Shares. See Note 5.

(c)	Following the reorganization on July 28, 2017, Class A Shares and Class I Shares were renamed Investor Shares and Institutional Shares, respectively. See note 5.
(d)	Audited by other independent registered public accounting firm.
(e)	As of the close of business on November 4, 2016, Class C Shares were converted to Investor Shares at the following rates:

Shares Issued	Dollars
486,190	$4,307,646

(f)	As of the close of business on November 4, 2016, Class C Shares were converted to Investor Shares at the following rates:

Shares Issued	Dollars
536,418	$4,747,297

(g)	As of the close of business on March 17, 2017, Class C Shares were converted to Investor Shares as shown below:

Shares Issued	Dollars
165,472	$1,751,497

(h)	Class C Shares closed on April 15, 2016.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period

Shelton Greater China Fund Direct Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of year	$6.86	$6.89	$7.55	$7.21	$7.12
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.11	0.10	0.05	0.08	0.03
Net gain (loss) on securities (both realized and unrealized)	2.27	0.03	(0.58)	0.36	0.28
Total from investment operations	2.38	0.13	(0.53)	0.44	0.31
LESS DISTRIBUTIONS
Dividends from net investment income	(0.19)	(0.16)	(0.13)	(0.10)	(0.22)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.19)	(0.16)	(0.13)	(0.10)	(0.22)
Net asset value, end of year	$9.05	$6.86	$6.89	$7.55	$7.21

Total return	34.85%	1.95%	(7.05)%	6.19%	4.34%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$8,885	$7,200	$7,726	$10,332	$11,415
Ratio of expenses to average net assets:
Before expense reimbursements	2.62%	3.13%	2.60%	2.69%	3.00%
After expense reimbursements	1.98%	1.97%	1.98%	1.98%	2.36%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	0.67%	0.31%	0.01%	0.33%	(0.22)%
After expense reimbursements	1.31%	1.47%	0.63%	1.04%	0.42%
Portfolio turnover	25%	11%	0%	5%	10%

Shelton BDC Income Fund (c)	Institutional Shares		Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016 (b)(c)	Year Ended March 31, 2016 (i)		Period of May 2, 2014 to March 31, 2015 (d)(i)
Net asset value, beginning of period	$9.11	$8.40	$9.65		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.59	0.44	0.80		1.55
Net gain (loss) on securities (both realized and unrealized)	(0.22)	0.72	(1.36)		(1.40)
Total from investment operations	0.37	1.16	(0.56)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.56)	(0.45)	(0.69)		(0.50)
Distributions from capital gains	—	—	—		—
Total distributions	(0.56)	(0.45)	(0.69)		(0.50)
Net asset value, end of period	$8.92	$9.11	$8.40		$9.65

Total return	3.94%	14.07%	(5.76	)%(e)	1.59	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$1,610	$420	$443		$106
Ratio of expenses to average net assets: (j)
Before expense reimbursements	1.78%	2.53%	2.47%		10.23	%(f)
After expense reimbursements	1.25%	1.24%	1.25%		1.25	%(f)
Ratio of net investment income (loss) to average net assets (h)			9.30%		17.58	%(f)
Before expense reimbursements	5.82%	5.26%
After expense reimbursements	6.34%	6.55%
Portfolio turnover	118%	38%	166%		33	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016. See Note 5.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares. See Note 5.
(d)
The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Shares and Investor Shares is May 2, 2014. The inception date of Shelton Real Estate Income Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.

(e)
Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized

(f)	Annualized
(g)	Not annualized
(h)	Recognition of net investment income by the Fund is affected by the timing in which the Fund invests. The ratio does not include the net income of the investment companies in which the Fund invests.
(i)	Audited by other independent registered public accounting firm.
(j)	Does not include expenses of investment companies in which the Fund invests.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton BDC Income Fund (c)	Investor Shares		Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016 (b)(c)	Year Ended March 31, 2016 (i)		For the Period of May 2, 2014 to March 31, 2015 (d)(i)
Net asset value, beginning of period	$9.21	$8.51	$9.66		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.54	0.44	0.70		0.77
Net gain (loss) on securities (both realized and unrealized)	(0.19)	0.71	(1.17)		(0.62)
Total from investment operations	0.35	1.15	(0.47)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.55)	(0.45)	(0.68)		(0.49)
Distributions from capital gains	—	—	—		—
Total distributions	(0.55)	(0.45)	(0.68)		(0.49)
Net asset value, end of period	$9.01	$9.21	$8.51		$9.66

Total return	3.73%	13.74%	(4.83	)%(e)	1.56	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$13,486	$13,614	$12,853		$11,658
Ratio of expenses to average net assets: (j)
Before expense reimbursements	2.04%	2.82%	2.66%		7.61	%(f)
After expense reimbursements	1.50%	1.50%	1.45%		1.50	%(f)
Ratio of net investment income (loss) to average net assets (h)			7.89%		8.94	%(f)
Before expense reimbursements	5.21%	5.16%
After expense reimbursements	5.73%	6.48%
Portfolio turnover	118%	38%	166%		33	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016. See Note 5.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares. See Note 5.
(d)
The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Shares and Investor Shares is May 2, 2014. The inception date of Shelton Real Estate Income Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.

(e)
Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized

(f)	Annualized
(g)	Not annualized
(h)	Recognition of net investment income by the Fund is affected by the timing in which the Fund invests. The ratio does not include the net income of the investment companies in which the Fund invests.
(i)	Audited by other independent registered public accounting firm.
(j)	Does not include expenses of investment companies in which the Fund invests.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Real Estate Income Fund	Institutional Shares (c)			Formerly AR Capital Real Estate Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016 (b)		Year Ended March 31, 2016 (h)		Year Ended March 31, 2015 (h)		For the Period of June 7, 2013 to March 31, 2014 (d)(h)
Net asset value, beginning of period	$8.82	$10.65		$11.40		$10.22		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.28	0.23		0.26		0.27		0.25
Net gain (loss) on securities (both realized and unrealized)	0.07	0.07		0.02	(i)	1.58		0.23	(i)
Total from investment operations	0.35	0.30		0.28		1.85		0.48
LESS DISTRIBUTIONS
Dividends from net investment income	(0.53)	(0.38)		(0.48)		(0.60)		(0.18)
Distributions from return of capital	—	(0.18)		—		—		—
Distributions from capital gains	—	(1.57)		(0.55)		(0.07)		(0.08)
Total distributions	(0.53)	(2.13)		(1.03)		(0.67)		(0.26)
Net asset value, end of period	$8.64	$8.82		$10.65		$11.40		$10.22

Total return	3.98%	3.15	%(g)	2.90	%(e)	18.71	%(e)	5.01	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$131	$908		$703		$15,295		$17,533
Ratio of expenses to average net assets:
Before expense reimbursements	2.10%	2.49	%(f)	2.01%		2.21%		3.97	%(f)
After expense reimbursements	1.17%	1.14	%(f)	1.15%		1.15%		1.15	%(f)
Ratio of net investment income (loss) to average net assets				2.40%		2.54%		3.09	%(f)
Before expense reimbursements	2.20%	1.61	%(f)
After expense reimbursements	3.13%	2.96	%(f)
Portfolio turnover	41%	137	%(g)	99%		104%		86	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016. See Note 5.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares. See Note 5.
(d)
The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Shares and Investor Shares is May 2, 2014. The inception date of Shelton Real Estate Income Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.

(e)
Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized

(f)	Annualized
(g)	Not annualized
(h)	Audited by other independent registered public accounting firm.
(i)
Net realized and unrealized gain on investments per share does not correlate within the Financial Highlights for the periods ended March 31, 2016 and March 31, 2014 due to the timing of the shareholder subscriptions and redemptions.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Real Estate Income Fund	Investor Shares (c)			Formerly AR Capital Real Estate Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016 (b)		Year Ended March 31, 2016 (h)		Year Ended March 31, 2015 (h)		For the Period of June 7, 2013 to March 31, 2014 (d)(h)
Net asset value, beginning of period	$8.85	$10.66		$11.40		$10.21		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.31	0.21		0.30		0.26		0.28
Net gain (loss) on securities (both realized and unrealized)	0.01	0.07		(0.03)		1.57		0.18	(i)
Total from investment operations	0.32	0.28		0.27		1.83		0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.29)	(0.35)		(0.46)		(0.57)		(0.17)
Distributions from return of capital	—	(0.17)		—		—		—
Distributions from capital gains	—	(1.57)		(0.55)		(0.07)		(0.08)
Total distributions	(0.29)	(2.09)		(1.01)		(0.64)		(0.25)
Net asset value, end of period	$8.88	$8.85		$10.66		$11.40		$10.21

Total return	3.72%	3.02	%(g)	2.79	%(e)	18.47	%(e)	4.83	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$9,916	$14,898		$11,396		$20,677		$14,362
Ratio of expenses to average net assets:
Before expense reimbursements	2.35%	2.72	%(f)	2.22%		2.46%		4.22	%(f)
After expense reimbursements	1.42%	1.39	%(f)	1.36%		1.40%		1.40	%(f)
Ratio of net investment income (loss) to average net assets				2.75%		2.41%		3.47	%(f)
Before expense reimbursements	2.53%	1.41	%(f)
After expense reimbursements	3.46%	2.74	%(f)
Portfolio turnover	41%	137	%(g)	99%		104%		86	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares. See Note 5.
(d)
The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Shares and Investor Shares is May 2, 2014. The inception date of Shelton Real Estate Income Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.

(e)
Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized

(f)	Annualized
(g)	Not annualized
(h)	Audited by other independent registered public accounting firm.
(i)
Net realized and unrealized gain on investments per share does not correlate within the Financial Highlights for the periods ended March 31, 2016 and March 31, 2014 due to the timing of the shareholder subscriptions and redemptions.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Tactical Credit Fund Investor Shares (c)	For the Period Ended December 31, 2017 (d)	Year Ended April 30, 2017	Year Ended April 30, 2016 (b)	For the Period December 16, 2014* to April 30, 2015 (b)
Net asset value, beginning of period	$10.59	$10.47	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.38	0.63	0.55	0.11
Net gain (loss) on securities (both realized and unrealized)	(0.22)	0.26	(0.08)	0.35
Total from investment operations	0.16	0.89	0.47	0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.44)	(0.77)	(0.35)	(0.08)
Distributions from capital gains	—	—	(0.03)	—
Total distributions	(0.44)	(0.77)	(0.38)	(0.08)
Net asset value, end of period	$10.31	$10.59	$10.47	$10.38

Total return	1.58%	8.84%	4.66%	4.57%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$8,447	$16,112	$11,392	$126
Ratio of expenses to average net assets:
Before expense reimbursements	1.91%	2.61%	2.91%	6.60%
After expense reimbursements	1.67%	1.65%	1.86%	1.68%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	5.10%	4.99%
After expense reimbursements	5.34%	5.96%	5.29%	2.97%
Portfolio turnover	239%	246%	695%	532%

Shelton Tactical Credit Fund Institutional Shares (c)	For the Period Ended December 31, 2017 (d)	Year Ended April 30, 2017	Year Ended April 30, 2016 (b)	For the Period December 16, 2014* to April 30, 2015 (b)
Net asset value, beginning of period	$10.62	$10.46	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.39	0.67	0.56	0.12
Net gain (loss) on securities (both realized and unrealized)	(0.20)	0.27	(0.08)	0.34
Total from investment operations	0.19	0.94	0.48	0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.45)	(0.78)	(0.37)	(0.08)
Distributions from capital gains	—	—	(0.03)	—
Total distributions	(0.45)	(0.78)	(0.40)	(0.08)
Net asset value, end of period	$10.36	$10.62	$10.46	$10.38

Total return	1.79%	9.35%	4.78%	4.60%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$17,256	$19,609	$16,139	$4,448
Ratio of expenses to average net assets:
Before expense reimbursements	1.67%	2.34%	2.66%	6.35%
After expense reimbursements	1.42%	1.39%	1.61%	1.42%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	5.27%	5.42%
After expense reimbursements	5.51%	6.37%	5.54%	3.22%
Portfolio turnover	239%	246%	695%	532%

*	Commencement of operations.
(a)	Calculated based upon average shares outstanding.
(b)	Audited by other independent registered public accounting firm.
(c)	As of March 17, 2017, Class A Shares and Class I Shares were renamed to Investor Shares and Institutional Shares, respectively. See Note 5.
(d)	For the eight month period ended December 31, 2017.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton International Select Equity Fund Investor Shares (d)	For the Period Ended December 31, 2017 (e)	Year Ended April 30, 2017		Year Ended April 30, 2016 (c)		Year Ended April 30, 2015 (c)		Year Ended April 30, 2014 (c)		Year Ended April 30, 2013 (c)
Net asset value, beginning of period	$18.02	$15.88		$21.16		$23.48		$20.54		$19.30
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.08	0.17		0.19		0.17		0.14		0.05
Net gain (loss) on securities (both realized and unrealized)	3.60	2.13		(4.97)		(2.34)		2.92		1.22
Total from investment operations	3.68	2.30		(4.78)		(2.17)		3.06		1.27
LESS DISTRIBUTIONS
Dividends from net investment income	(0.39)	(0.16)		(0.50)		(0.15)		(0.09)		(0.03)
Distributions from return of capital	(0.01)	—		—		—		—		—
Distributions from capital gains	—	—		—		—		(0.03)		—
Total distributions	(0.40)	(0.16)		(0.50)		(0.15)		(0.12)		(0.03)
Redemption Fees	—	—		—		—	(b)	—	(b)	—	(b)
Net asset value, end of period	$21.30	$18.02		$15.88		$21.16		$23.48		$20.54

Total return	20.53%	14.55	%(f)	(22.51	)%(f)	(9.18	)%(f)	14.90	%(f)	6.61	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$3,785	$4,488		$8,488		$31,583		$46,435		$53,447
Ratio of expenses to average net assets:
Before expense reimbursements	1.59%	2.02	%(g)	1.53	%(g)	1.45	%(g)	1.45	%(g)	1.46	%(g)
After expense reimbursements	1.24%	1.24%		1.48%		1.45%		1.49%		1.50%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	0.23%
After expense reimbursements	0.58%	1.06%		1.11%		0.75%		0.67%		0.27%
Portfolio turnover	24%	41%		40%		8%		6%		5%

(a)	Calculated based upon average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Audited by other independent registered public accounting firm.
(d)	As of July 28, 2017, Class A Shares and Class I Shares were renamed to Investor Shares and Institutional Shares, respectively. See Note 5.
(e)	For the eight month period ended December 31, 2017.
(f)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. For Investor Shares (Formerly Class A Shares), total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(g)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton International Select Equity Fund Institutional Shares (d)	For the Period Ended December 31, 2017 (e)	Year Ended April 30, 2017		Year Ended April 30, 2016 (c)		Year Ended April 30, 2015 (c)		Year Ended April 30, 2014 (c)		Year Ended April 30, 2013 (c)
Net asset value, beginning of year	$18.03	$15.90		$21.20		$23.53		$20.59		$19.35
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.10	0.22		0.25		0.24		0.20		0.11
Net gain (loss) on securities (both realized and unrealized)	3.61	2.13		(5.01)		(2.36)		2.92		1.22
Total from investment operations	3.71	2.35		(4.76)		(2.12)		3.12		1.33
LESS DISTRIBUTIONS
Dividends from net investment income	(0.39)	(0.22)		(0.54)		(0.21)		(0.15)		(0.09)
Distributions from return of capital	(0.01)	—		—		—		—		—
Distributions from capital gains	—	—		—		—		(0.03)		—
Total distributions	(0.40)	(0.22)		(0.54)		(0.21)		(0.18)		(0.09)
Redemption Fees	—	—		—		—	(b)	—	(b)	—	(b)
Net asset value, end of year	$21.34	$18.03		$15.90		$21.20		$23.53		$20.59

Total return	20.74%	14.89	%(f)	(22.36	)%(f)	(8.94	)%(f)	15.18	%(f)	6.88	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$42,824	$38,737		$44,133		$369,610		$347,791		$320,190
Ratio of expenses to average net assets:
Before expense reimbursements	1.32%	1.76	%(g)	1.28	%(g)	1.20	%(g)	1.20	%(g)	1.21	%(g)
After expense reimbursements	0.99%	0.99%		1.23%		1.20%		1.24%		1.25%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	0.41%
After expense reimbursements	0.74%	1.32%		1.36%		1.11%		0.92%		0.58%
Portfolio turnover	24%	41%		40%		8%		6%		5%

(a)	Calculated based upon average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Audited by other independent registered public accounting firm.
(d)	As of July 28, 2017, Class A Shares and Class I Shares were renamed to Investor Shares and Institutional Shares, respectively. See Note 5.
(e)	For the eight month period ended December 31, 2017.
(f)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. For Investor Shares (Formerly Class A Shares), total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(g)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

SCM Trust	Notes to Financial Statements	December 31, 2017

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The SCM Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Trust currently consists of five separate series included in these financial statements. The SCM Trust is a Massachusetts business trust formed in July 1988.

The Shelton Greater China Fund (“Greater China Fund”) is an open-end, diversified series of the Trust. The Fund commenced operations in May 1989 as the R.O.C. Taiwan Fund, a diversified, closed-end investment company. The R.O.C Taiwan Fund changed its name to the Taiwan Greater China Fund on December 29, 2003 and the change became effective on the New York Stock Exchange on January 2, 2004. On October 10, 2011, the Fund registered with the SEC as a diversified, open-end management investment company and began operations as The Shelton Greater China Fund.

The Shelton BDC Income Fund (“BDC Income Fund”) is an open-end, non-diversified series of the Trust. The inception date is April 22, 2014, and the commencement date of operations is May 2, 2014. Effective July 1, 2016, Shelton became the advisor to the Fund.

The Shelton Real Estate Income Fund (“Real Estate Income Fund”) is an open-end, non-diversified series of the Trust. The inception date is June 4, 2013, and the commencement date of operations is June 7, 2013. Effective July 1, 2016 Shelton became the advisor to the Fund.

The Real Estate Income Fund and the BDC Income Fund (the “Successor Funds”) are each a successor to a series of the Realty Capital Income Funds Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on November 4, 2016. Prior to November 4, 2016, each Successor Fund of the SCM Trust had no investment operations. As a result of the reorganization, holders of Class A and Class C shares of the AR Capital BDC Income Fund received Investor shares of the Shelton BDC Income Fund and holders of Advisor Class received Institutional shares of the Shelton BDC Income Fund. As a result of the reorganization, holders of Class A and Class C shares of the AR Capital Real Estate Income Fund and the AR Capital Real Estate Global Income Fund received Investor Shares of the Shelton Real Estate Income Fund and holders of Advisor Class received Institutional Shares of the Shelton Real Estate Income Fund.

The Shelton Tactical Credit Fund (“Tactical Credit Fund”) is an open-end, non-diversified series of the Trust. The inception date is December 16, 2014. Effective July 1, 2016, Shelton became the advisor to the Fund. The Tactical Credit Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on March 17, 2017. Prior to March 17, 2017, the Successor Fund had no investment operations. As a result of the reorganization, holders of Class A Shares and Class C Shares of the Tactical Credit Fund received Investor Shares of the Tactical Credit Fund and holders of Advisor Class Shares received Institutional Shares of the Tactical Credit Fund.

The Shelton International Select Equity Fund (“International Select Fund”) is an open-end, diversified series of the Trust. The inception date is July 31, 2009. Effective July 18, 2016, Shelton became the advisor to the Fund. The International Select Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on July 28, 2017. Prior to July 28, 2017, the Successor Fund had no investment operations. As a result of the reorganization, holders of Class A Shares of the International Select Fund received Investor Shares of the International Select Equity Fund and holders of Class I Shares received Institutional Shares of the International Select Equity Fund.

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

(a)    Security Valuation — Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”). Equity securities listed on a national or international exchange are valued at the last reported sales price. Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.

Securities for which market quotes are not readily available from the Trust’s third-party pricing service are valued at fair value, determined in good faith and in accordance with procedures adopted by the Board of Trustees. The Board has delegated to its Pricing Committee the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings.

(b)     Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all of their taxable income to shareholders.

(c)     Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Distributions to shareholders are recorded on the ex-dividend Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for PFICs, wash sales, REIT adjustments and late year ordinary income.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, a Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Short-term capital gain distributions are treated as ordinary income distributions for tax purposes.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2017

These “Book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification.

(d)     Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(e)     Concentration — The Greater China Fund concentrates its investments in publicly traded equities issued by corporations located in People’s Republic of China, Hong Kong, Taiwan, or Singapore. The portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the economies of those countries than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars (“NT$”) and Hong Kong Dollars (“HKD”), changes in the relationships of the NT$ and the HKD to the USD may also significantly affect the value of the investments and the earnings of the Trust.

The Real Estate Income Fund concentrates its investments in real estate securities (i.e., securities of issuers in the real estate industry), including securities issued by REITs. The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in income producing real estate securities. The Advisor evaluates securities based primarily on the relative attractiveness of income and secondarily considers their potential for capital appreciation. The Advisor considers real estate securities to be securities issued by a company that (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or (b) has at least 50% of its assets invested in such real estate. The Advisor plans to sell a security if, in the judgment of the portfolio managers, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified. The Fund invests in both equity and debt securities, and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A majority of the REITs in which the Fund invests are generally considered by the Advisor to be medium- or small-capitalization companies. The Fund will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of the Advisor. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Although the Advisor anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration or credit rating. Debt securities in which the Fund may invest include corporate debt obligations and CMBS. Debt securities acquired by the Fund may also include high-yield debt securities (commonly referred to as ‘‘junk’’ bonds) issued or guaranteed by real estate companies or other companies. The Fund invests in securities across all market capitalization ranges. The Fund may invest up to 15% of its net assets in illiquid securities.

The BDC Income Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of business development companies (‘‘BDCs’’) that are traded on one or more nationally recognized securities exchanges. The equity securities in which the Fund may invest consist of common stocks, securities convertible into common stocks; and preferred stocks. In addition, although the Fund typically invests in equity securities, the Fund may invest up to 20% of its net assets in debt securities of BDCs and other issuers of any maturity, duration or credit rating.

The Tactical Credit Fund aims to use related credit asset classes on both the long and short side to generate an attractive rate of return with low volatility. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured down through subordinated, equity-linked bonds. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit-based fund.

(f) Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

(g)     Use of Estimates in Financial Statements — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

(h)     Share Valuations — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

(i)     Accounting for Uncertainty in Income Taxes — The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016), or expected to be taken in the Fund’s 2017 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2017

(j)     Fair Value Measurements — The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities at December, 31, 2017 using fair value hierarchy:

	Level 1(a)	Level 2(a)		Level 3(a)
Fund	Investments in Securities	Investments in Securities(c)		Investments in Securities	Total Assets
Greater China Fund	$8,759,467	$—		$—	$8,759,467
BDC Income Fund	13,074,610	522,188		54,221	13,651,019
Real Estate Income Fund	9,450,179	255,469		—	9,705,648
Tactical Credit Fund	1,308,803	23,718,999	(b)	—	25,027,802
International Select Fund	45,681,679	—		—	45,681,679
Total investments in securities	$78,274,738	$24,496,656		$54,221	$102,825,615

(a)	It is the Fund’s policy to recognize transfers between levels on the last day of the fiscal reporting period.
(b)	For a detailed break-out of equities and Corporate Debt by major industry classification, please refer to the Portfolio of Investments.
(c)	All fixed income securities held in the Funds are Level 2 securities. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.

Level 3 Securities	BDC Income Fund Rights
Beginning Balance	$—
Net Purchases	54,221
Net Sales	—
Total Realized Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)	—
Accrued Interest	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending Balance	$54,221

	Fair Value as of 12/31/17	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Newstar Financial CVR	$54,221	Relative value	Stale price	$11.98	Increase

NOTE 2 - INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton Capital Management (“Shelton Capital” or the “Advisor”), a California limited partnership, provides each Fund with management and administrative services pursuant to investment management and administration servicing agreements.

In accordance with the terms of the management agreement, the Advisor receives compensation at the following annual rates:

Fund	Net Assets
Greater China Fund	1.25%
BDC Income Fund	0.90%
Real Estate Income Fund	0.80%
Tactical Credit Fund	1.17%
International Select Fund	0.74%

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2017

The Advisor contractually agreed to reduce total operating expense to certain Funds of the Trust. This additional contractual reimbursement is effective until the dates listed below, unless renewed, and is subject to recoupment within three fiscal years following reimbursement. Recoupment is limited to the extent the reimbursement does not exceed any applicable expense limit and the effect of the reimbursement is measured after all ordinary operating expenses are calculated; any such reimbursement is subject to the Board of Trustees’ review and approval. Reimbursements from the Advisor to affected Funds, and the voluntary expense limits, for the period ended December 31, 2017 are as follows:

	Voluntary Expense Limitation
Fund	Direct Shares	Institutional Shares	Investor Shares	Expiration
Greater China Fund	1.98%	N/A	N/A	1/2/18
BDC Income Fund	N/A	1.25%	1.50%	11/6/17
Real Estate Income Fund	N/A	1.15%	1.40%	11/6/17
Tactical Credit Fund	N/A	1.42%	1.67%	3/20/18
International Select Fund	N/A	0.99%	1.24%	7/28/18

For the period May 1 2016 to June 30, 2016, WHV Investments, Inc. (“WHV”) charged the Tactical Credit Fund advisory fees at the rate of 1.17% of the fund’s daily net assets. Also during this period, Acuity Capital Management served as sub-advisor to the Fund. The Sub-Advisor provided certain services pursuant to a sub-advisory agreement between WHV, the Sub-Advisor, and the former Trust on behalf of the fund. Sub-Advisory fees were paid by WHV, not the Fund. For the period May 1, 2016 to June 30, 2016, WHV earned advisory fees of $59,284 and waived fees of $43,943 resulting in a net advisory fee of $15,341. For the period July 1, 2016 to April 30, 2017, Shelton Capital charged advisory fees at the rate of 1.17% of the Fund’s daily net assets. Shelton Capital earned fees of $322,759 and waived fees of $271,472 for a net advisory fee of $51,287.

WHV served as the investment advisor to the International Select Fund Prior to July 18, 2016. For its services, WHV was entitled to an investment advisory fee of 0.74% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Fund. After July 18, 2016, Shelton became the investment advisor to the Fund. WHV, prior to July 18, 2016, and Shelton, after July 18, 2016, contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses. For the period from May 1, 2016 through July 17, 2016, WHV earned fees of $76,464 and waived fees of $76,083. For the period from July 18, 2016 through April 30, 2017, Shelton earned fees of $258,850, waived fees of $258,850 and reimbursed fees of $13,835. WHV is no longer eligible to recover any amounts previously waived or reimbursed.

At December 31, 2017, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $2,620,668. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Fund	Expires 3/31/18	Expires 4/30/18	Expires 12/31/18	Expires 3/31/19	Expires 4/30/19	Expires 12/31/19
Greater China Fund	$—	$—	$58,370	$—	$—	$84,130
BDC Income Fund	71,605	—	—	281,806	—	160,178
Real Estate Income Fund	141,894	—	—	305,545	—	154,139
Tactical Credit Fund	—	15,049	—	—	359,405	—
International Select Fund	—	—	—	—	—	—
Total	$213,499	$15,049	$58,370	$587,351	$359,405	$398,447

Fund (Continued)	Expires 4/30/20	Expires 12/31/20	Total
Greater China Fund	$—	$53,237	$195,737
BDC Income Fund	—	81,015	594,604
Real Estate Income Fund	—	113,675	715,253
Tactical Credit Fund	315,415	46,709	736,578
International Select Fund	272,685	105,811	378,496
Total	$588,100	$400,447	$2,620,668

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon the Board of trustee review and approval prior to the time the reimbursement is initiated.

For the year ended April 30, 2017 and the period from May 1, 2017 to July 28, 2017, BNY Mellon was the administrator for The International Select Fund. For the period from May 1, 2016 to April 17, 2017, BNY Mellon was the administrator for Tactical Credit Fund. The Funds were charged a minimum monthly fee of $5,833 in addition to the following fee rates:

International Select Equity Fund:	Tactical Credit Fund:
First 250M - .05%	First 250M - .06%
Next 250M - .04%	Next 250M - .05%
Next 250M - .03%	Next 250M - .04%
Above 750M - .02%	Above 750M - .03%

As compensation for administrative duties not covered by the management agreement, Shelton Capital Management receives an administration fee, which was revised on January 1, 2011. The administration fee is based on assets held, in aggregate, by the SCM Trust and other funds within the same “family” of investment companies managed and administered by Shelton Capital Management. The fee rates are 0.10% on the first $500 million,

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2017

0.08% on the next $500 million, and 0.06% on combined assets over $1 billion. For the period of May 1, 2017 to July 28, 2017 and the year ended April 30, 2017, BNY Mellon was the administrator for the International Select Fund. For the period of July 29, 2017 to December 31, 2017, Shelton Capital Management accrued $28,766 for administration fees. Administration fees are disclosed on the Statement of Operations.

Certain officers and trustees of the Trust are also partners of Shelton Capital. Gregory T. Pusch has served as the Chief Compliance Officer (“CCO”) of the Trust since March 2017. Mr. Pusch is also employed by Shelton Capital, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of his salary allocated to his duties as the CCO of the Trust during his employment, and Shelton Capital is reimbursed by the Trust for this portion of his salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually. Teresa Axelson formerly served as CCO of the Trust under similar arrangements through March 2017.

The SCM Trust adopted a Distribution Plan (the “Plan”), as amended July 29, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Investor Shares of each Fund pays RFS Partners, an affiliate of Shelton Capital Management, for expenses that relate to the promotion and distribution of shares. Under the Plan, the Investor Shares of the Funds will pay RFS Partners a fee at an annual rate of 0.25%, payable monthly, of the daily net assets attributable to such Fund’s Investor Shares.

For the period May 1, 2016 to March 17, 2017, Foreside Funds Distributors LLC provided principal underwriting services for the public offering of the former Class A Shares and Class C Shares of the Tactical Credit Fund; $33,151 total Class A 12b-1 fees were paid during this period. For the period of May 1, 2017 to July 28, 2017, Foreside Funds Distributors LLC provided principal underwriting services to for public offering of the Class A Shares of the International Select Fund; $2,639 total Class A 12b-1 fees were paid during this period. Pursuant to the Foreside Funds Distributors LLC plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds’ Class A Shares and Class C Shares.

For the July 29, 2017 to December 31, 2017 period, RFS Partners acted as the Funds’ principal underwriter in a continuous public offering of the Institutional and Investor shares of the International Select Fund.

For the year or period ended December 31, 2017, the following were paid to RFS Partners:

Fund	Class Investor 12b-1 Fees
BDC Income Fund	$35,827
Real Estate Income Fund	29,611
Tactical Credit Fund (Formerly Class A Shares)	19,828
International Select Fund (Formerly Class A Shares)	4,081

For the year ended April 30, 2017, the following were paid by each Fund of the Trust:

Fund	12b-1 Fees
Tactical Credit Fund Class A Shares	$38,102
Tactical Credit Fund Class C Shares	12,086
International Select Fund Class A Shares	15,348

NOTE 3 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the period ended December 31, 2017 were as follows:

Fund	Purchases	Sales
Greater China Fund	$2,011,357	$2,584,658
BDC Income Fund	17,768,149	17,118,299
Real Estate Income Fund	4,602,125	9,871,861
Tactical Credit Fund	59,328,399	68,082,626
International Select Fund	9,459,633	13,582,465

NOTE 4 - TAX CHARACTER

Reclassifications: Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, permanent differences resulting from different book and tax accounting for expiration of capital loss carryforwards, PFIC Reclasses and treatment of foreign currency gains have been reclassified. The reclassifications were as follows:

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income (Loss)	Increase (Decrease) Accumulated Gain (Loss)
Greater China Fund	$(10,930,578)	$(5,262)	$10,935,840
BDC Income Fund	(64,188)	64,188	—
Real Estate Income Fund	(38,866)	(26,615)	65,481
Tactical Credit Fund	—	—	—
International Select Fund	—	(12,396)	12,396

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2017

Tax Basis of Distributable Earnings: The tax character of distributable earnings at December 31, 2017 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carry Forwards	Unrealized Appreciation (Depreciation)	Post October and Other Losses	Total Distributable Earnings
Greater China Fund	$41,700	$—	$(623,452)	$2,372,786	$—	$1,791,034
BDC Income Fund	61,253	—	(3,074,479)	(464,093)	—	(3,477,319)
Real Estate Income Fund	8,877	16,859	(1,426,240)	494,031	(21,913)	(928,386)
Tactical Credit Fund	12,572	—	(1,415,209)	306,553	—	(1,096,084)
International Select Fund	—	—	(59,688,076)	13,202,029	(1,273)	(46,487,320)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and PFICs.

Elective Deferrals:

The Funds have not elected to defer capital losses recognized during the period November 1, 2017- December 31, 2017.

The Real Estate Income Fund and International Select Fund have elected to defer $21,913 and $1,273 respectively of ordinary income losses to the period ended December 31, 2018.

Capital Losses: Capital loss carry forwards, as of December 31, 2017, available to offset future capital gains, if any, are as follows:

Expiring	Greater China Fund	BDC Income Fund	Real Estate Income Fund*	Tactical Credit Fund	International Select Fund
Long Term with No Expiration	$—	$726,516	$122,324	$—	$55,970,420
Short Term with No Expiration	623,452	2,347,963	1,303,916	1,415,209	3,717,656
Total	$623,452	$3,074,479	$1,426,240	$1,415,209	$59,688,076

*	Subject to an annual limitation of $37,999 under §382 of the Code

Distributions to Shareholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

The tax character of distributions paid during are as follows:

Fund	Year	Return of Capital	Ordinary Income	Long-Term Capital Gains (a)	Total Distributions
Greater China Fund	December 31, 2016	$—	$169,576	$—	$169,576
	December 31, 2017	—	187,315	—	187,315
BDC Income Fund	March 31, 2016	—	1,895,840	—	1,895,840
	December 31, 2016(b)	—	766,967	—	766,967
	December 31, 2017	—	905,673	—	905,673
Real Estate Income Fund	March 31, 2016	—	1,312,311	1,310,714	2,623,025
	December 31, 2016(b)	262,427	1,141,052	1,533,581	2,937,060
	December 31, 2017	—	390,622	—	390,622
Tactical Credit Fund	April 30, 2016	—	1,630,748	—	1,630,748
	April 30, 2017	—	2,263,666	—	2,263,666
	December 31, 2017 (c)	—	1,223,898	—	1,223,898
International Select Fund	April 30, 2016	—	5,610,353	—	5,610,353
	April 30, 2017	—	557,960	—	557,960
	December 31, 2017 (c)	25,276	881,057	—	906,333

(a)	The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2017.
(b)	For the period April 1, 2016 to December 31, 2016.
(c)	For the period May 1, 2017 to December 31, 2017.

NOTE 5 – REORGANIZATIONS

On July 14, 2017, the shareholders of the International Select Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities of such funds by the International Select Fund shell. The reorganization was effective as of the close of business on July 28, 2017. The following table illustrates the specifics of the Fund’s reorganization:

Pre-Reorganization Fund Net Assets	Shares issued to Shareholders of International Select Fund	International Select Shell Fund Net Assets	Combined Net Assets		Tax Status of Transfer
$45,550,734	2,333,659	$—	$45,550,734	(a)	Non-taxable

(a)	Includes undistributed net investment income, accumulated realized losses and unrealized appreciation in the amounts of $235,356, $61,630,095 and $10,776,849 respectively.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2017

As of close of business on July 28, 2017, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
International Select Fund Class A	19.50	1	213,948	$4,171,487	19.50	Shelton International Select Equity Fund Investor Class
International Select Fund Class I	19.52	1	2,119,711	$41,379,247	19.52	Shelton International Select Equity Fund Institutional Class

On February 22, 2017, the shareholders of the Tactical Credit Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities of such funds by the Tactical Credit Fund shell. The reorganization was effective as of the close of business on March 17, 2017. The following table illustrates the specifics of the Fund’s reorganization:

Pre-Reorganization Fund Net Assets	Shares issued to Shareholders of Tactical Credit Fund	Tactical Credit Shell Fund Net Assets	Combined Net Assets		Tax Status of Transfer
$36,963,194	3,492,932	$—	$36,963,194	(a)	Non-taxable

(a)	Includes undistributed net investment income, accumulated realized losses and unrealized appreciation in the amounts of $387,984, $2,179,299 and $1,377,741 respectively.

As of close of business on March 17, 2017, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
Tactical Credit Fund Class A Shares	10.58	1	1,566,704	$16,568,594	10.58	Shelton Tactical Credit Fund Investor Class Shares
Tactical Credit Fund Class C Shares	10.53	.99573 to 1	165,472	1,751,497	10.58	Shelton Tactical Credit Fund Investor Class Shares
Tactical Credit Fund Class I Shares	10.59	1	1,760,756	18,643,103	10.59	Shelton Tactical Credit Fund Institutional Class Shares

On October 21, 2016, the shareholders of the AR Capital BDC Income Fund, the AR Capital Global Real Estate Income Fund and the AR Capital Real Estate Income Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities of such funds by the Shelton BDC Income Fund and the Shelton Real Estate Income Fund, respectively. The reorganization was effective as of the close of business on November 4, 2016. The following tables illustrate the specifics of each Fund’s reorganization:

AR Capital BDC Income Fund Net Assets	Shares issued to Shareholders of AR Capital BDC Income Fund	Shelton BDC Income Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$14,780,538	1,668,286	$—	$14,780,538	Non-taxable

(1)	Includes accumulated realized gains and unrealized appreciation in the amounts of $332,361 and $223,360 respectively.

AR Capital Global Real Estate Income Fund Net Assets	Shares issued to Shareholders of AR Capital Global Real Estate Income Fund	Shelton Real Estate Income Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$2,467,461	278,928	$—	$16,524,350	Non-taxable

(1)	Includes accumulated realized gain and unrealized depreciation in the amounts of $120,779 and $(177,489) respectively.

AR Capital Real Estate Income Fund Net Assets	Shares issued to Shareholders of AR Capital Real Estate Income Fund	Shelton Real Estate Income Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$14,056,889	1,588,861	$—	$16,524,350	Non-taxable

(1)	Includes accumulated realized gains and unrealized appreciation in the amounts of $1,178,287 and $480,458 respectively.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2017

As of close of business on November 4, 2016, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
ARC Global Real Estate Income Fund Class A	8.37	.9456 to 1	159,382	1,410,528	8.85	Shelton Real Estate Income Fund Investor Class
ARC Global Real Estate Income Fund Class C	8.37	.9454 to 1	66,649	589,847	8.85	Shelton Real Estate Income Fund Investor Class
ARC Global Real Estate Income Fund Advisor Class	8.38	.949 to 1	52,898	467,085	8.83	Shelton Real Estate Income Fund Institutional Class

ARC Real Estate Income Fund Class A	8.85	1	995,315	8,805,282	8.85	Shelton Real Estate Income Fund Investor Class
ARC Real Estate Income Fund Class C	8.80	.9944 to 1	536,418	4,747,297	8.85	Shelton Real Estate Income Fund Investor Class
ARC Real Estate Income Fund Advisor Class	8.83	1	57,128	504,310	8.83	Shelton Real Estate Income Fund Institutional Class

ARC BDC Income Fund Class A	8.86	1	1,139,403	10,099,544	8.86	Shelton BDC Income Fund Investor Class
ARC BDC Income Fund Class C	8.84	.99774 to 1	486,190	4,307,647	8.86	Shelton BDC Income Fund Investor Class
ARC BDC Income Fund Advisor Class	8.74	1	42,694	373,348	8.74	Shelton BDC Income Fund Institutional Class

Assuming the acquisition had been completed on April 1, 2016, the beginning of the annual reporting period, of the Shelton Real Estate Income Fund’s pro forma results of operations for the period ended December 31, 2016 are as follows:

Shelton Real Estate Income Fund
Net Investment Income	$412,918
Net gain on Investments	164,093
Net increase in net assets resulting from operations	577,011

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the former AR Capital Global Real Estate Income Fund that have been included in the Shelton Real Estate Income Fund’s statement of operations since November 4, 2016.

Note 6 – SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of issuance of the financial statements, and has determined that there were no subsequent events requiring recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of SCM Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Shelton Greater China Fund, Shelton BDC Income Fund, Shelton Real Estate Income Fund, Shelton Tactical Credit Fund, and Shelton International Select Equity Fund (the “Funds”), each a series of SCM Trust (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statements of operations, statements of changes in net assets, and financial highlights for periods indicated within the financial statements, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

With respect to the Shelton BDC Income Fund Shelton, the statement of changes in net assets for the year ended March 31, 2016, and the financial highlights for the year ended March 31, 2016 and for the period April 22, 2014 (commencement of operations) to March 31, 2015, were audited by other auditors, and in their opinion dated May 31, 2016, they expressed on unqualified opinion on said financial statements. With respect to the Shelton Real Estate Income Fund, the statement of changes in net assets for the year ended March 31, 2016, and the financial highlights for each of the two years in the period ended March 31, 2016 and for the period June 7, 2013 (commencement of operations) to March 31, 2014, were audited by other auditors, and in their opinion dated May 31, 2016, they expressed an unqualified opinion on said financial statements. With respect to the Shelton Tactical Credit Fund, the statement of changes in net assets for the year ended April 30, 2016 and the financial highlights for the year ended April 30, 2016 and for the period December 16, 2014 (commencement of operations) to April 30, 2015, were audited by other auditors, and in their opinion dated July 1, 2016, they expressed an unqualified opinion on said financial statements. With respect to the Shelton International Select Equity Fund, the statement of changes in net assets for the year ended April 30, 2016 and the financial highlights for each of the four years in the period ended April 30, 2016 were audited by other auditors, and in their report dated June 28, 2016, they expressed an unqualified opinion on said financial statements.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2018

SCM Trust	Additional Information	December 31, 2017

Fund Holdings

The Fund holdings shown in this report are as of December 31, 2017. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information filed in the form N-Q also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Fund’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the SCM Trust uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended is available upon request, at no charge, at the phone number below, or on the SEC’s website at www.sec.gov.

About this Report

This report is submitted for the general information of the shareholders of the SCM Trust. It is authorized for distribution only if preceded or accompanied by a current SCM Trust prospectus. Additional copies of the prospectus may be obtained by calling (800) 955-9988 or can be downloaded from the Fund’s website at www.sheltoncap.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Fund.

Board of Trustees and Executive Officers

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Fund:
Name	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Stephen C. Rogers	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Chairman, Trustee, and President	Since June, 2011
Kevin T. Kogler	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Trustee	Since June, 2011
Marco L. Quazzo	1050 17th Street, Suite 1710 Denver, CO 80265	1962	Trustee	Since August, 2014
Stephen H. Sutro	1050 17th Street, Suite 1710 Denver, CO 80265	1969	Trustee	Since June, 2011
William P. Mock	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Treasurer	Since June, 2011
Gregory T. Pusch	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Chief Compliance Officer, Secretary	Since March, 2017

The principal occupations of the Trustees and Executive Officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers*	Chief Executive Officer, Shelton Capital Management, 1999 to present. ETSpreads, 2007 to present.
Kevin T. Kogler
President & Founder of MicroBiz LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to 2012; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2005 to 2006. ETSpreads, 2007 to present.

Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March, 2015 to present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015.
Stephen H. Sutro	Managing Partner, Duane Morris LLP (law firm), 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to Present. ETSpreads, 2007 to present.
William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present; Portfolio Manager, ETSpreads, 2007 to present.
Gregory T. Pusch	Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance/CCO, HarbourVest Partners, 2012-2015.

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*
Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

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ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	Not applicable
(d)	Not applicable
(e)	Not applicable
(f)
A copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	As of the end of the Reporting Period, Registrant does not have a named audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable
(a)(3)
Since April 2011, no single independent trustee meets the criteria of "audit committee financial expert". The Board has determined that the collective skills of the audit committee members are sufficient to satisfy the requirements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for fiscal years ended December 31, 2015 and December 31, 2016 for professional services rendered for the audit of the annual financial statements or services provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years.

	12/31/16	12/31/17
Audit Fees	$50,000	$71,000
Audit-Related Fees	0	0
Tax Fees *	8,500	15,000
All Other Fees	0	0
Total	$58,500	$86,000

*
Tax Fees consist of the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning and specifically include fees for review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and tax advice regarding tax qualification.

(e)(1)
In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.
(f)	N/A
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended December 31, 2016 and December 31, 2017 are $0 and $0, respectively.

(h)	N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members are: Kevin T. Kogler (Chairman), Stephen H. Sutro, and Marco L. Quazzo.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-ENDED MANAGEMENT INVESTMENT COMPANIES

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 13. EXHIBITS.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”).
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCM Trust

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: March 9, 2018

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: March 9, 2018